UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-09243
                                                     ---------

                            The Gabelli Utility Trust
                     --------------------------------------
               (Exact name of registrant as specified in charter)

                              One Corporate Center
                            Rye, New York 10580-1422
                     --------------------------------------
               (Address of principal executive offices) (Zip code)

                                 Bruce N. Alpert
                               Gabelli Funds, LLC
                              One Corporate Center
                            Rye, New York 10580-1422
                     --------------------------------------
                     (Name and address of agent for service)


       registrant's telephone number, including area code: 1-800-422-3554
                                                          ---------------

                      Date of fiscal year end: December 31
                                              ------------

                   Date of reporting period: December 31, 2005
                                            ------------------


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The Report to Shareholders is attached herewith.


                                                                          [LOGO]
                                                                     THE GABELLI
                                                                   UTILITY TRUST

                            THE GABELLI UTILITY TRUST
                                  Annual Report
                                December 31, 2005

TO OUR SHAREHOLDERS,

      The Sarbanes-Oxley Act requires a fund's principal executive and financial officers to certify the entire contents of the semi-annual and annual shareholder reports in a filing with the Securities and Exchange Commission on Form N-CSR. This certification would cover the portfolio manager's commentary and subjective opinions if they are attached to or a part of the financial statements. Many of these comments and opinions would be difficult or impossible to certify.

      Because we do not want our portfolio managers to eliminate their opinions and/or restrict their commentary to historical facts, we have separated their commentary from the financial statements and investment portfolio and have sent it to you separately. Both the commentary and the financial statements, including the portfolio of investments, will be available on our website at www.gabelli.com/funds.

      Enclosed are the audited financial statements and the investment portfolio as of December 31, 2005.

COMPARATIVE RESULTS

--------------------------------------------------------------------------------

                             AVERAGE ANNUAL RETURNS THROUGH DECEMBER 31, 2005 (a)
                             ----------------------------------------------------
                                                                                                         SINCE
                                                                                                       INCEPTION
                                                          QUARTER     1 YEAR     3 YEAR     5 YEAR      (7/9/99)
                                                          -------     ------     ------     ------     ---------
GABELLI UTILITY TRUST NAV RETURN (b) ..................    (6.02)%      8.02%     14.06%      6.45%        8.79%
GABELLI UTILITY TRUST INVESTMENT RETURN (c) ...........    (3.88)       7.79       9.78       9.07        11.96
S&P 500 Utility Index .................................    (5.48)      16.84      22.39      (2.24)        3.58
Lipper Utility Fund Average ...........................    (4.40)      13.37      19.96       0.73         3.40

(a) RETURNS REPRESENT PAST PERFORMANCE AND DO NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND THE PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE. WHEN SHARES ARE SOLD, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA PRESENTED. VISIT WWW.GABELLI.COM FOR PERFORMANCE INFORMATION AS OF THE MOST RECENT MONTH END. PERFORMANCE FIGURES FOR PERIODS LESS THAN ONE YEAR ARE NOT ANNUALIZED. INVESTORS SHOULD CONSIDER THE INVESTMENT OBJECTIVES, RISKS, CHARGES, AND EXPENSES OF THE TRUST CAREFULLY BEFORE INVESTING. THE S&P 500 UTILITY INDEX IS AN UNMANAGED INDICATOR OF ELECTRIC AND GAS UTILITY STOCK PERFORMANCE. THE LIPPER AVERAGE REFLECTS THE AVERAGE PERFORMANCE OF OPEN-END MUTUAL FUNDS CLASSIFIED IN THIS PARTICULAR CATEGORY. DIVIDENDS ARE CONSIDERED REINVESTED.

(b) TOTAL RETURNS AND AVERAGE ANNUAL RETURNS REFLECT CHANGES IN NET ASSET VALUE ("NAV"), REINVESTMENT OF DISTRIBUTIONS AT NET ASSET VALUE ON THE EX-DIVIDEND DATE AND ADJUSTMENTS FOR RIGHTS OFFERINGS, AND ARE NET OF EXPENSES. SINCE INCEPTION RETURN IS BASED ON AN INITIAL NET ASSET VALUE OF $7.50.

(c) TOTAL RETURNS AND AVERAGE ANNUAL RETURNS REFLECT CHANGES IN CLOSING MARKET VALUES ON THE NEW YORK STOCK EXCHANGE, REINVESTMENT OF DISTRIBUTIONS AND ADJUSTMENTS FOR RIGHTS OFFERINGS. SINCE INCEPTION RETURN IS BASED ON AN INITIAL OFFERING PRICE OF $7.50.
--------------------------------------------------------------------------------

                                                Sincerely yours,

                                                /s/ Bruce N. Alpert

                                                Bruce N. Alpert
                                                President

February 13, 2006

                            THE GABELLI UTILITY TRUST
                    SUMMARY OF PORTFOLIO HOLDINGS (UNAUDITED)

The  following  table  presents   portfolio  holdings  as  a  percent  of  total
investments as of December 31, 2005:

Energy and Utilities: Integrated .....................................     36.4%
Energy and Utilities: Electric .......................................     21.2%
Energy and Utilities: Natural Gas ....................................     11.1%
Repurchase Agreements ................................................      9.0%
Telecommunications ...................................................      7.5%
Cable and Satellite ..................................................      3.5%
Energy and Utilities: Water ..........................................      2.8%
Computer Software and Services .......................................      1.6%
Diversified Industrial ...............................................      1.5%
Communications Equipment .............................................      1.4%
Wireless Communications ..............................................      1.3%
Entertainment ........................................................      1.0%
Energy and Utilities: Oil ............................................      0.7%
Transportation .......................................................      0.3%
Metals and Mining ....................................................      0.3%
Aviation: Parts and Services .........................................      0.2%
Equipment and Supplies ...............................................      0.1%
Real Estate ..........................................................      0.1%
Hotels and Gaming ....................................................      0.0%
Agriculture ..........................................................      0.0%
                                                                          -----
                                                                          100.0%
                                                                          =====

THE UTILITY TRUST (THE "TRUST") FILES A COMPLETE SCHEDULE OF PORTFOLIO HOLDINGS WITH THE SEC FOR THE FIRST AND THIRD QUARTERS OF EACH FISCAL YEAR ON FORM N-Q, THE LAST OF WHICH WAS FILED FOR THE QUARTER ENDED SEPTEMBER 30, 2005. SHAREHOLDERS MAY OBTAIN THIS INFORMATION AT WWW.GABELLI.COM OR BY CALLING THE TRUST AT 800-GABELLI (800-422-3554). THE TRUST'S FORM N-Q IS AVAILABLE ON THE SEC'S WEBSITE AT WWW.SEC.GOV AND MAY ALSO BE REVIEWED AND COPIED AT THE
COMMISSION'S PUBLIC REFERENCE ROOM IN WASHINGTON, DC. INFORMATION ON THE OPERATION OF THE PUBLIC REFERENCE ROOM MAY BE OBTAINED BY CALLING 1-800-SEC-0330.

PROXY VOTING

      The Trust files Form N-PX with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. A description of the Trust's proxy voting policies, procedures, and how the Fund voted proxies relating to portfolio securities are available without charge, upon request, (i) by calling 800-GABELLI (800-422-3554); (ii) by writing to The Gabelli Funds at One Corporate Center, Rye, NY 10580-1422; and (iii) by visiting the Securities and Exchange Commission's website at www.sec.gov.

--------------------------------------------------------------------------------
                            THE GABELLI UTILITY TRUST
                            AND YOUR PERSONAL PRIVACY

WHO ARE WE?

The Gabelli Utility Trust (the "Trust") is a closed-end investment company registered with the Securities and Exchange Commission under the Investment Company Act of 1940. We are managed by Gabelli Funds, LLC, which is affiliated with GAMCO Investors, Inc. GAMCO Investors, Inc. is a publicly held company that has subsidiaries that provide investment advisory or brokerage services for a variety of clients.

WHAT KIND OF NON-PUBLIC INFORMATION DO WE COLLECT ABOUT YOU IF YOU BECOME A GABELLI CUSTOMER?

When you purchase shares of the Trust on the New York Stock Exchange, you have the option of registering directly with our transfer agent in order, for example, to participate in our dividend reinvestment plan.

o INFORMATION YOU GIVE US ON YOUR APPLICATION FORM. This could include your name, address, telephone number, social security number, bank account number, and other information.

o     INFORMATION   ABOUT  YOUR   TRANSACTIONS   WITH  US.  This  would  include
      information about the shares that you buy or sell, it may also include information about whether you sell or exercise rights that we have issued from time to time. If we hire someone else to provide services--like a transfer agent--we will also have information about the transactions that you conduct through them.

WHAT INFORMATION DO WE DISCLOSE AND TO WHOM DO WE DISCLOSE IT?

We do not disclose any non-public personal information about our customers or former customers to anyone, other than our affiliates, our service providers who need to know such information, and as otherwise permitted by law. If you want to find out what the law permits, you can read the privacy rules adopted by the Securities and Exchange Commission. They are in volume 17 of the Code of Federal Regulations, Part 248. The Commission often posts information about its regulations on its web site, WWW.SEC.GOV.

WHAT DO WE DO TO PROTECT YOUR PERSONAL INFORMATION?

We restrict access to non-public personal information about you to the people who need to know that information in order to provide services to you or the Trust and to ensure that we are complying with the laws governing the securities business. We maintain physical, electronic, and procedural safeguards to keep your personal information confidential.
--------------------------------------------------------------------------------

                            THE GABELLI UTILITY TRUST
                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 2005

                                                                                          MARKET
     SHARES                                                              COST             VALUE
     ------                                                              ----             -----
             COMMON STOCKS -- 89.5%
             AGRICULTURE -- 0.0%
        800  Cadiz Inc.+ .......................................     $      3,000      $     17,200
                                                                     ------------      ------------
             AVIATION: PARTS AND SERVICES -- 0.2%
      6,000  Sequa Corp., Cl. A+ ...............................          371,619           414,300
                                                                     ------------      ------------
             CABLE AND SATELLITE -- 3.5%
    120,000  Cablevision Systems Corp.,
               Cl. A+ ..........................................        3,367,305         2,816,400
      5,000  Cogeco Cable Inc. .................................          105,008           105,381
     20,000  Cogeco Inc. .......................................          389,461           412,921
     15,000  Comcast Corp., Cl. A+ .............................          483,950           389,400
    100,000  DIRECTV Group Inc.+ ...............................        1,648,749         1,412,000
     60,000  EchoStar Communications
               Corp., Cl. A+ ...................................        1,873,736         1,630,200
     32,900  Liberty Global Inc., Cl. A+ .......................          694,939           740,250
     32,900  Liberty Global Inc., Cl. C+ .......................          667,687           697,480
     20,000  Rogers Communications Inc.,
               Cl. B ...........................................          553,618           845,200
                                                                     ------------      ------------
                                                                        9,784,453         9,049,232
                                                                     ------------      ------------
             COMMUNICATIONS EQUIPMENT -- 1.4%
    280,000  Furukawa Electric Co. Ltd.+ .......................        1,441,034         2,189,002
     30,000  Scientific-Atlanta Inc. ...........................        1,272,629         1,292,100
      2,000  Thomas & Betts Corp.+ .............................           63,595            83,920
                                                                     ------------      ------------
                                                                        2,777,258         3,565,022
                                                                     ------------      ------------
             COMPUTER SOFTWARE AND SERVICES -- 1.6%
    400,000  Siebel Systems Inc. ...............................        4,195,900         4,232,000
                                                                     ------------      ------------
             DIVERSIFIED INDUSTRIAL -- 1.5%
     18,000  Catalytica Energy Systems Inc.+ ...................          149,778            18,900
     20,000  Cooper Industries Ltd., Cl. A .....................        1,471,412         1,460,000
     70,000  General Electric Co. ..............................        2,341,691         2,453,500
                                                                     ------------      ------------
                                                                        3,962,881         3,932,400
                                                                     ------------      ------------
             ENERGY AND UTILITIES: ELECTRIC -- 21.2%
    230,000  AES Corp.+ ........................................        3,035,423         3,640,900
    355,000  Allegheny Energy Inc.+ ............................        8,225,284        11,235,750
     24,000  ALLETE Inc. .......................................          749,469         1,056,000
     60,000  American Electric
               Power Co. Inc. ..................................        1,918,567         2,225,400
     20,000  Calpine Corp.+ ....................................           52,600             4,160
     30,000  Cleco Corp. .......................................          570,612           625,500
    160,000  DPL Inc. ..........................................        3,365,523         4,161,600
     24,000  DTE Energy Co. ....................................          978,366         1,036,560
    200,000  Duquesne Light Holdings Inc. ......................        3,488,741         3,264,000
     90,000  Edison International ..............................        3,861,403         3,924,900
    200,000  El Paso Electric Co.+ .............................        2,637,085         4,208,000
      8,000  Electric Power
               Development Co. Ltd. ............................          240,854           274,728
    130,000  FPL Group Inc. ....................................        5,340,409         5,402,800
    105,000  Great Plains Energy Inc. ..........................        3,272,187         2,935,800
     41,000  Green Mountain Power Corp. ........................          893,905         1,179,570
     22,500  Pepco Holdings Inc. ...............................          449,918           503,325
    105,000  TECO Energy Inc. ..................................        1,580,547         1,803,900
     28,000  TXU Corp. .........................................        1,459,500         1,405,320
     22,000  UIL Holdings Corp. ................................          966,711         1,011,780
    165,000  Unisource Energy Corp. ............................        4,059,704         5,148,000
                                                                     ------------      ------------
                                                                       47,146,808        55,047,993
                                                                     ------------      ------------
             ENERGY AND UTILITIES: INTEGRATED -- 35.5%
     75,000  Alliant Energy Corp. ..............................        1,824,382         2,103,000
     20,000  Ameren Corp. ......................................          892,320         1,024,800
    500,000  Aquila Inc.+ ......................................        1,515,272         1,800,000
      1,500  Areva .............................................          613,197           720,104
      5,000  Avista Corp. ......................................           85,710            88,550
     35,000  Black Hills Corp. .................................        1,060,967         1,211,350
     68,000  Central Vermont Public
               Service Corp. ...................................        1,376,424         1,224,680

                                                                                          MARKET
     SHARES                                                              COST             VALUE
     ------                                                              ----             -----
     55,000  CH Energy Group Inc. ..............................     $  2,495,940      $  2,524,500
      8,000  Chubu Electric Power Co. Inc. .....................          189,551           190,613
      8,000  Chugoku Electric Power Co. Inc. ...................          150,761           155,001
     85,000  Cinergy Corp. .....................................        3,004,660         3,609,100
    190,000  CMS Energy Corp.+ .................................        1,473,074         2,756,900
     57,000  Consolidated Edison Inc. ..........................        2,257,001         2,640,810
     76,000  Constellation Energy Group ........................        4,076,214         4,377,600
      3,000  Dominion Resources Inc. ...........................          152,527           231,600
    120,000  Duke Energy Corp. .................................        2,250,558         3,294,000
    180,000  El Paso Corp. .....................................        1,638,285         2,188,800
     12,000  Empire District Electric Co. ......................          245,171           243,960
     54,000  Endesa SA .........................................        1,381,000         1,420,531
    200,000  Enel SpA ..........................................        1,531,070         1,571,028
     80,000  Energy East Corp. .................................        1,767,343         1,824,000
      3,000  Entergy Corp. .....................................           84,249           205,950
     55,979  FirstEnergy Corp. .................................        2,290,333         2,742,411
    131,850  Florida Public Utilities Co. ......................        1,133,947         1,799,752
     50,000  Hawaiian Electric
               Industries Inc. .................................        1,321,257         1,295,000
    300,000  Hera SpA ..........................................          433,286           801,792
      8,000  Hokkaido Electric
               Power Co. Inc. ..................................          156,870           162,802
      8,000  Hokuriku Electric Power Co. .......................          146,449           158,053
      8,000  Kansai Electric Power Co. Inc. ....................          158,472           171,959
     30,000  Korea Electric Power
               Corp., ADR ......................................          445,796           584,700
      8,000  Kyushu Electric Power Co. Inc. ....................          167,818           173,655
     66,000  Maine & Maritimes Corp. ...........................        2,096,172         1,021,680
     66,000  MGE Energy Inc. ...................................        1,951,270         2,238,060
    300,000  Mirant Corp.+ .....................................           88,995           396,000
     45,000  NiSource Inc. .....................................          970,021           938,700
    170,000  Northeast Utilities ...............................        3,354,147         3,347,300
    215,000  NSTAR .............................................        4,848,628         6,170,500
    101,000  OGE Energy Corp. ..................................        2,429,411         2,705,790
     12,000  Ormat Technologies Inc. ...........................          180,000           313,680
     25,000  Otter Tail Corp. ..................................          667,745           724,500
     50,000  PG&E Corp. ........................................        1,309,559         1,856,000
     20,000  PNM Resources Inc. ................................          290,976           489,800
    100,000  Progress Energy Inc. ..............................        4,383,880         4,392,000
     40,000  Progress Energy Inc., CVO+ ........................           20,800             2,900
     25,000  Public Service Enterprise
               Group Inc. ......................................        1,299,329         1,624,250
     35,000  Puget Energy Inc. .................................          795,990           714,700
     55,000  SCANA Corp. .......................................        1,694,645         2,165,900
      8,000  Shikoku Electric Power Co. Inc. ...................          155,987           163,141
     30,000  Sierra Pacific Resources+ .........................          227,798           391,200
     12,000  Suez SA ...........................................          387,529           373,353
     12,000  Suez SA, Strips+ ..................................                0               142
     15,000  Tohoku Electric Power Co. Inc. ....................          284,854           305,253
      8,000  Tokyo Electric Power Co. Inc. .....................          191,450           194,344
     26,900  Unitil Corp. ......................................          712,856           675,190
     47,000  Vectren Corp. .....................................        1,162,166         1,276,520
    252,500  Westar Energy Inc. ................................        4,726,887         5,428,750
     80,000  Wisconsin Energy Corp. ............................        2,806,837         3,124,800
     52,000  WPS Resources Corp. ...............................        2,658,058         2,876,120
    270,000  Xcel Energy Inc. ..................................        4,521,685         4,984,200
                                                                     ------------      ------------
                                                                       80,537,579        92,191,774
                                                                     ------------      ------------
             ENERGY AND UTILITIES: NATURAL GAS -- 11.1%
     28,000  AGL Resources Inc. ................................          692,019           974,680
     55,000  Atmos Energy Corp. ................................        1,349,828         1,438,800
     35,000  Cascade Natural Gas Corp. .........................          748,033           682,850
     10,000  Chesapeake Utilities Corp. ........................          224,112           308,000
     29,700  Delta Natural Gas Co. Inc. ........................          494,549           748,440
     40,000  Dynegy Inc., Cl. A+ ...............................          250,000           193,600
     18,000  EnergySouth Inc. ..................................          426,946           482,040
    100,000  KeySpan Corp. .....................................        3,586,039         3,569,000
    100,000  National Fuel Gas Co. .............................        2,436,172         3,119,000
     90,000  Nicor Inc. ........................................        3,094,432         3,537,900

                 See accompanying notes to financial statements.

                            THE GABELLI UTILITY TRUST
                       SCHEDULE OF INVESTMENTS (CONTINUED)
                                DECEMBER 31, 2005

                                                                                          MARKET
     SHARES                                                              COST             VALUE
     ------                                                              ----             -----
             COMMON STOCKS (CONTINUED)
             ENERGY AND UTILITIES: NATURAL GAS (CONTINUED)
    105,800  ONEOK Inc. ........................................     $  2,532,299      $  2,817,454
     50,000  Peoples Energy Corp. ..............................        1,981,623         1,753,500
     36,000  Piedmont Natural Gas Co. Inc. .....................          568,829           869,760
      6,000  RGC Resources Inc. ................................          128,344           151,560
    140,000  SEMCO Energy Inc.+ ................................        1,232,605           786,800
    115,500  Southern Union Co.+ ...............................        1,848,441         2,729,265
    180,000  Southwest Gas Corp. ...............................        4,469,506         4,752,000
                                                                     ------------      ------------
                                                                       26,063,777        28,914,649
                                                                     ------------      ------------
             ENERGY AND UTILITIES: OIL -- 0.7%
      2,000  Anadarko Petroleum Corp. ..........................          141,060           189,500
      2,645  Chevron Corp. .....................................          165,259           150,157
     20,000  Exxon Mobil Corp. .................................        1,168,383         1,123,400
      4,000  Royal Dutch Shell plc,
               Cl. A, ADR ......................................          237,320           245,960
                                                                     ------------      ------------
                                                                        1,712,022         1,709,017
                                                                     ------------      ------------
             ENERGY AND UTILITIES: WATER -- 2.8%
     14,000  American States Water Co. .........................          312,701           431,200
     21,333  Aqua America Inc. .................................          209,100           582,391
     16,500  Artesian Resources Corp., Cl. A ...................          257,250           488,400
     20,500  BIW Ltd. ..........................................          385,069           367,975
     20,520  California Water Service Group ....................          566,928           784,479
      7,500  Connecticut Water Service Inc. ....................          146,455           183,825
     51,333  Middlesex Water Co. ...............................          801,882           890,114
     24,088  Pennichuck Corp. ..................................          471,751           492,359
     60,000  SJW Corp. .........................................        1,943,658         2,730,000
      8,102  Southwest Water Co. ...............................           52,052           115,937
      6,000  York Water Co. ....................................          108,269           155,100
                                                                     ------------      ------------
                                                                        5,255,115         7,221,780
                                                                     ------------      ------------
             ENTERTAINMENT -- 1.0%
     60,000  Time Warner Inc. ..................................        1,043,038         1,046,400
     50,000  Vivendi Universal SA, ADR .........................        1,566,972         1,571,500
                                                                     ------------      ------------
                                                                        2,610,010         2,617,900
                                                                     ------------      ------------
             EQUIPMENT AND SUPPLIES -- 0.1%
     50,000  Capstone Turbine Corp.+ ...........................           83,080           149,500
      9,000  Mueller Industries Inc. ...........................          396,568           246,780
                                                                     ------------      ------------
                                                                          479,648           396,280
                                                                     ------------      ------------
             HOTELS AND GAMING -- 0.0%
      5,000  La Quinta Corp.+ ..................................           54,950            55,700
                                                                     ------------      ------------
             METALS AND MINING -- 0.3%
     25,000  Compania de Minas
               Buenaventura SA, ADR ............................          549,835           707,500
                                                                     ------------      ------------
             REAL ESTATE -- 0.1%
      3,250  Brookfield Asset Management
               Inc., Cl. A .....................................           78,410           163,573
                                                                     ------------      ------------
             TELECOMMUNICATIONS -- 6.9%
     77,942  AT&T Inc. .........................................        1,902,440         1,908,799
     60,000  BCE Inc. ..........................................        1,302,420         1,437,000
     35,000  BellSouth Corp. ...................................          970,977           948,500
     33,000  BT Group plc, ADR .................................        1,146,449         1,266,540
     40,000  CenturyTel Inc. ...................................        1,245,986         1,326,400
    175,000  Cincinnati Bell Inc.+ .............................          814,934           614,250
     10,200  Commonwealth Telephone
               Enterprises Inc. ................................          394,296           344,454
     20,000  D&E Communications Inc. ...........................          190,498           166,600
     20,000  Deutsche Telekom AG, ADR ..........................          367,940           332,600
      2,000  France Telecom SA, ADR ............................           22,799            49,680
        200  Hutchison Telecommunications
               International Ltd.+ .............................              163               289
    150,000  MCI Inc. ..........................................        3,877,515         2,959,500
        500  Mobistar SA .......................................           44,140            39,660
        200  PT Indosat Tbk ....................................              128               113
     90,000  TDC A/S ...........................................        5,332,171         5,391,146
      1,200  Tele2 AB, Cl. B ...................................           14,604            12,877

                                                                                          MARKET
     SHARES                                                              COST             VALUE
     ------                                                              ----             -----
      3,000  Telecom Italia SpA, ADR ...........................     $     99,726      $     87,630
     40,000  Touch America Holdings Inc.+ ......................           38,488                24
     30,000  Verizon Communications Inc. .......................        1,071,989           903,600
                                                                     ------------      ------------
                                                                       18,837,663        17,789,662
                                                                     ------------      ------------
             TRANSPORTATION -- 0.3%
     25,000  GATX Corp. ........................................          760,113           902,000
                                                                     ------------      ------------
             WIRELESS COMMUNICATIONS -- 1.3%
        600  America Movil SA de CV,
               Cl. L, ADR ......................................            9,424            17,556
      2,000  China Mobile (Hong Kong)
               Ltd., ADR .......................................           33,988            48,080
      2,000  China Unicom Ltd., ADR ............................           16,278            16,360
        200  Cosmote Mobile
             Telecommunications SA .............................            3,701             4,447
      4,000  Mobile TeleSystems, ADR ...........................          137,612           140,000
        190  MobileOne Ltd. ....................................              218               242
    380,000  O2 plc ............................................        1,333,593         1,292,862
      2,000  QUALCOMM Inc. .....................................           78,579            86,160
        600  SK Telecom Co. Ltd., ADR ..........................           12,374            12,174
        200  SmarTone Telecommunications
               Holdings Ltd. ...................................              207               233
      1,000  Telefonica Moviles SA, ADR ........................           11,144            10,460
     28,000  United States Cellular Corp.+ .....................        1,294,140         1,383,200
      6,000  Vimpel-Communications, ADR+ .......................          196,099           265,380
        200  Virgin Mobile Holdings plc ........................              868             1,297
                                                                     ------------      ------------
                                                                        3,128,225         3,278,451
                                                                     ------------      ------------
             TOTAL
              COMMON STOCKS ....................................      208,309,266       232,206,433
                                                                     ------------      ------------
             CONVERTIBLE PREFERRED STOCKS -- 1.5%
             ENERGY AND UTILITIES: INTEGRATED -- 0.9%
      2,000  El Paso Corp.,
               4.990% Cv. Pfd. (b) .............................        1,945,987         2,204,580
                                                                     ------------      ------------
             TELECOMMUNICATIONS -- 0.6%
     31,033  Citizens Communications Co.,
               5.000% Cv. Pfd. .................................        1,542,645         1,649,714
                                                                     ------------      ------------
             TOTAL CONVERTIBLE
              PREFERRED STOCKS .................................        3,488,632         3,854,294
                                                                     ------------      ------------

  PRINCIPAL
   AMOUNT
  ---------
             REPURCHASE AGREEMENTS -- 9.0%
$23,230,000  ABN Amro, 3.300%, dated 12/30/05,
               due 01/03/06, proceeds at maturity,
               $23,238,518(a) ..................................       23,230,000        23,230,000
                                                                     ------------      ------------
TOTAL INVESTMENTS -- 100.0% ....................................     $235,027,898       259,290,727
                                                                     ============
OTHER ASSETS AND LIABILITIES (NET) ............................................              12,300
                                                                                       ------------
PREFERRED STOCK
 (1,185,200 preferred shares outstanding) .....................................         (54,605,000)
                                                                                       ------------
NET ASSETS COMMON SHARES
 (29,307,802 common shares outstanding) .......................................        $204,698,027
                                                                                       ============
NET ASSET VALUE PER COMMON SHARE
 ($204,698,027 / 29,307,802 shares outstanding) ...............................               $6.98
                                                                                              =====

----------
(a) Collateralized by U.S. Treasury Note, 2.375%, due 08/15/06, market value $23,694,600.

(b) Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2005, the Rule 144A securities are considered liquid and the market value amounted to $2,204,580 or 0.85% of total investments.

+     Non-income producing security.

ADR   American Depository Receipt

CVO   Contingent Value Obligation

                 See accompanying notes to financial statements.

                            THE GABELLI UTILITY TRUST

                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2005

ASSETS:
   Investments, at value (cost $211,797,898) .................     $236,060,727
   Repurchase agreements, at value
     (cost $23,230,000) ......................................       23,230,000
   Cash ......................................................              271
   Foreign currency, at value (cost $12) .....................               12
   Dividends and interest receivable .........................          528,181
   Unrealized appreciation on swap contracts .................          744,413
   Other assets ..............................................            9,620
                                                                   ------------
   TOTAL ASSETS ..............................................      260,573,224
                                                                   ------------
LIABILITIES:
   Payable for investment advisory fees ......................          722,381
   Payable for shareholder
     communications expenses .................................          184,684
   Payable for offering expenses .............................           77,991
   Payable for payroll expenses ..............................           70,905
   Dividends payable .........................................           35,296
   Other accrued expenses and liabilities ....................          178,940
                                                                   ------------
   TOTAL LIABILITIES .........................................        1,270,197
                                                                   ------------
PREFERRED STOCK:
   Series A Cumulative Preferred Stock (5.625%,
     $25 liquidation value, $0.001 par value,
     1,200,000 shares authorized with 1,184,200
     shares issued and outstanding) ..........................       29,605,000
   Series B Cumulative Preferred Stock (Auction
     Rate, $25,000 liquidation value, $0.001 par
     value, 1,000 shares authorized with 1,000
     shares issued and outstanding) ..........................       25,000,000
                                                                   ------------
   TOTAL PREFERRED STOCK .....................................       54,605,000
                                                                   ------------
   NET ASSETS ATTRIBUTABLE TO
     COMMON SHAREHOLDERS .....................................     $204,698,027
                                                                   ============
NET ASSETS ATTRIBUTABLE TO COMMON
   SHAREHOLDERS CONSIST OF:
   Shares of beneficial interest, at $0.001 par value ........     $     29,308
   Additional paid-in capital ................................      180,514,166
   Undistributed net investment income .......................          326,925
   Accumulated distributions in excess of net
     realized gain on investments, swap contracts,
     and foreign currency transactions .......................       (1,179,604)
   Net unrealized appreciation on investments and
     swap contracts ..........................................       25,007,242
   Net unrealized depreciation on foreign
     currency translations ...................................              (10)
                                                                   ------------
   NET ASSETS ................................................     $204,698,027
                                                                   ============
   NET ASSET VALUE PER COMMON SHARE:
   ($204,698,027 / 29,307,802 shares outstanding;
   unlimited number of shares authorized) ....................     $       6.98
                                                                   ============

                             STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2005

INVESTMENT INCOME:
   Dividends (net of foreign taxes of $48,025) ...............     $  7,550,512
   Interest ..................................................        1,427,912
                                                                   ------------
   TOTAL INVESTMENT INCOME ...................................        8,978,424
                                                                   ------------
EXPENSES:
   Investment advisory fees ..................................        2,648,325
   Shareholder communications expenses .......................          403,340
   Payroll expenses ..........................................          218,914
   Shareholder services fees .................................          216,602
   Legal and audit fees ......................................           70,348
   Auction agent expenses ....................................           63,440
   Trustees' fees ............................................           56,241
   Custodian fees ............................................           34,509
   Miscellaneous expenses ....................................          175,650
                                                                   ------------
   TOTAL EXPENSES ............................................        3,887,369
                                                                   ------------
   Less: Custodian fee credits ...............................           (2,712)
                                                                   ------------
   NET EXPENSES ..............................................        3,884,657
                                                                   ------------
   NET INVESTMENT INCOME .....................................        5,093,767
                                                                   ------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
   INVESTMENTS, SWAP CONTRACTS, AND
   FOREIGN CURRENCY:
   Net realized gain on investments ..........................       18,763,905
   Net realized loss on foreign currency
     transactions ............................................           (4,353)
   Net realized loss on swap contracts .......................          (50,173)
                                                                   ------------
   Net realized gain on investments, swap contracts,
     and foreign currency transactions .......................       18,709,379
   Net change in unrealized appreciation/depreciation
     on investments, swap contracts, and foreign
     currency translations ...................................       (5,614,421)
                                                                   ------------
   NET REALIZED AND UNREALIZED GAIN (LOSS) ON
     INVESTMENTS, SWAP CONTRACTS, AND
     FOREIGN CURRENCY ........................................       13,094,958
                                                                   ------------
   NET INCREASE IN NET ASSETS RESULTING
     FROM OPERATIONS .........................................       18,188,725
   Total Distributions to Preferred
     Stock Shareholders ......................................       (2,490,434)
                                                                   ------------
   NET INCREASE IN NET ASSETS ATTRIBUTABLE TO
     COMMON SHAREHOLDERS RESULTING
     FROM OPERATIONS .........................................     $ 15,698,291
                                                                   ============

                 See accompanying notes to financial statements.

                            THE GABELLI UTILITY TRUST

     STATEMENT OF CHANGES IN NET ASSETS ATTRIBUTABLE TO COMMON SHAREHOLDERS

                                                                                                   YEAR ENDED         YEAR ENDED
                                                                                               DECEMBER 31, 2005   DECEMBER 31, 2004
                                                                                               -----------------   -----------------
OPERATIONS:
   Net investment income .....................................................................    $  5,093,767       $  3,723,477
   Net realized gain on investments, swap contracts, and foreign currency transactions .......      18,709,379          1,155,173
   Net change in unrealized appreciation/depreciation on investments, swap contracts, and
     foreign currency translations ...........................................................      (5,614,421)        22,003,591
                                                                                                  ------------       ------------
   NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ......................................      18,188,725         26,882,241
                                                                                                  ------------       ------------
DISTRIBUTIONS TO PREFERRED STOCK SHAREHOLDERS:
   Net investment income .....................................................................        (497,129)        (1,374,189)
   Net realized short-term gains on investments and foreign currency transactions ............         (80,812)          (434,680)
   Net realized long-term gains on investments and foreign currency transactions .............      (1,912,493)          (238,920)
                                                                                                  ------------       ------------
   TOTAL DISTRIBUTIONS TO PREFERRED STOCK SHAREHOLDERS .......................................      (2,490,434)        (2,047,789)
                                                                                                  ------------       ------------
   NET INCREASE IN NET ASSETS ATTRIBUTABLE TO COMMON SHAREHOLDERS
     RESULTING FROM OPERATIONS ...............................................................      15,698,291         24,834,452
                                                                                                  ------------       ------------
DISTRIBUTIONS TO COMMON SHAREHOLDERS:
   Net investment income .....................................................................      (4,186,454)        (2,352,322)
   Net realized short-term gains on investments and foreign currency transactions ............        (680,540)          (744,082)
   Net realized long-term gains on investments and foreign currency transactions .............     (16,105,611)          (408,981)
   Return of capital .........................................................................              --        (13,426,831)
                                                                                                  ------------       ------------
   TOTAL DISTRIBUTIONS TO COMMON SHAREHOLDERS ................................................     (20,972,605)       (16,932,216)
                                                                                                  ------------       ------------
TRUST SHARE TRANSACTIONS:
   Net increase in net assets from common shares issued upon reinvestment of
     dividends and distributions and rights offering .........................................       3,037,284         42,537,829
   Net increase in net assets from repurchase of preferred shares ............................              --             30,323
   Offering costs for preferred shares charged to paid-in capital ............................          19,950             15,102
   Offering costs for issuance of rights charged to paid-in capital ..........................         (43,187)           (34,089)
                                                                                                  ------------       ------------
   NET INCREASE IN NET ASSETS FROM TRUST SHARE TRANSACTIONS ..................................       3,014,047         42,549,165
                                                                                                  ------------       ------------
   NET INCREASE (DECREASE) IN NET ASSETS ATTRIBUTABLE TO COMMON SHAREHOLDERS .................      (2,260,267)        50,451,401
NET ASSETS ATTRIBUTABLE TO COMMON SHAREHOLDERS:
   Beginning of period .......................................................................     206,958,294        156,506,893
                                                                                                  ------------       ------------
   End of period (including undistributed net investment income of $326,925 and $0,
     respectively) ...........................................................................    $204,698,027       $206,958,294
                                                                                                  ============       ============

                            THE GABELLI UTILITY TRUST
                          NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION. The Gabelli Utility Trust (the "Trust") is a non-diversified closed-end management investment company organized as a Delaware statutory trust on February 25, 1999 and registered under the Investment Company Act of 1940, as amended (the "1940 Act"), whose primary objective is long-term growth of capital and income. The Trust had no operations prior to July 9, 1999, other than the sale of 10,000 shares of beneficial interest for $100,000 to The Gabelli Equity Trust Inc. (the "Equity Trust") at $10.00 per share. On July 9, 1999, the Trust had a 4 for 3 stock split making the balance of Trust shares held by the Equity Trust as 13,333. On July 9, 1999, the Equity Trust contributed $79,487,260 in cash and securities in exchange for shares of the Trust, and on the same date distributed such shares to Equity Trust shareholders of record on July 1, 1999 at the rate of one share of the Trust for every ten shares of the Equity Trust. Investment operations commenced on July 9, 1999.

      The Trust will invest 80% of its assets, under normal market conditions, in common stocks and other securities of foreign and domestic companies involved in providing products, services, or equipment for (i) the generation or distribution of electricity, gas, and water and (ii) telecommunications services or infrastructure operations (the "80% Policy"). The 80% Policy may be changed without shareholder approval. However, the Trust has adopted a policy to provide shareholders with notice at least 60 days prior to the implementation of any change in the 80% Policy.

2. SIGNIFICANT ACCOUNTING POLICIES. The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements.

      SECURITY VALUATION. Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market's official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board of Trustees (the "Board") so determines, by such other method as the Board shall determine in good

                            THE GABELLI UTILITY TRUST
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

faith, to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the "Adviser").

      Portfolio securities primarily traded on foreign markets are generally valued at the preceding closing values of such securities on their respective exchanges or if after the close of the foreign markets, but prior to the close of business on the day the securities are being valued, market conditions change significantly, certain foreign securities may be fair valued pursuant to procedures established by the Board. Debt instruments with remaining maturities of 60 days or less that are not credit impaired are valued at amortized cost, unless the Board determines such does not reflect the securities' fair value, in which case these securities will be valued at their fair value as determined by the Board. Debt instruments having a maturity greater than 60 days for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price. Futures contracts are valued at the closing settlement price of the exchange or board of trade on which the applicable contract is traded.

      Securities and assets for which market quotations are not readily available are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Board. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-financial information about the company; comparisons to the valuation and changes in valuation of similar securities, including a comparison of foreign securities to the equivalent U.S. dollar value ADR securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.

      REPURCHASE AGREEMENTS. The Trust may enter into repurchase agreements with primary government securities dealers recognized by the Federal Reserve Board, with member banks of the Federal Reserve System, or with other brokers or dealers that meet credit guidelines established by the Adviser and reviewed by the Board. Under the terms of a typical repurchase agreement, the Trust takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Trust to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Trust's holding period. The Trust will always receive and maintain securities as collateral whose market value, including accrued interest, will be at least equal to 102% of the dollar amount invested by the Trust in each agreement. The Trust will make payment for such securities only upon physical delivery or upon evidence of book entry transfer of the collateral to the account of the custodian. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to maintain the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Trust may be delayed or limited. At December 31, 2005, there were $23,230,000 of open repurchase agreements.

      SWAP AGREEMENTS. The Trust may enter into interest rate swap or cap transactions. The use of interest rate swaps and caps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. In an interest rate swap, the Trust would agree to pay to the other party to the interest rate swap (which is known as the "counterparty") periodically a fixed rate payment in exchange for the counterparty agreeing to pay to the Trust periodically a variable rate payment that is intended to approximate the Trust's variable rate payment obligation on the Series B Preferred Stock. In an interest rate cap, the Trust would pay a premium to the counterparty and, to the extent that a specified variable rate index exceeds a predetermined fixed rate, would receive from the counterparty payments of the difference based on the notional amount of such cap. Interest rate swap and cap transactions introduce additional risk because the Trust would remain obligated to pay preferred stock dividends when due in accordance with the Articles Supplementary even if the counterparty defaulted. If there is a default by the counterparty to a swap contract, the Trust will be limited to contractual remedies pursuant to the agreements related to the transaction. There is no assurance that the swap contract counterparties will be able to meet their obligations pursuant to the swap contracts or that, in the event of default, the Trust will succeed in pursuing contractual remedies. The Trust thus assumes the risk that it may be delayed in or prevented from obtaining payments owed to it pursuant to the swap contracts. The creditworthiness of the swap contract counterparties is closely monitored in order to minimize this risk. Depending on the general state of short-term interest rates and the returns on the Trust's portfolio securities at that point in time, such a default could negatively affect the Trust's ability to make dividend payments for the Series B Preferred Stock. In addition, at the time an interest rate swap or cap transaction reaches its scheduled termination date, there is a risk that the Trust will not be able to obtain a replacement transaction or that the terms of the replacement will not be as favorable as on the expiring transaction. If this occurs, it could have a negative impact on the Trust's ability to make dividend payments on the Series B Preferred Stock.

      The use of derivative instruments involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities.

      Unrealized gains related to swaps are reported as an asset and unrealized losses are reported as a liability in the Statement of Assets and Liabilities. The change in value of swaps, including the accrual of periodic amounts of interest to be paid or received on swaps is reported as unrealized gains or losses in the Statement of Operations. A realized gain or loss is recorded upon payment or

                            THE GABELLI UTILITY TRUST
receipt of a periodic payment or termination of swap agreements. Swap agreements involve, to varying degrees, elements of market and counterparty risk, and exposure to loss in excess of the related amounts reflected in the Statement of Assets and Liabilities.

      The Trust has entered into one interest rate swap agreement with Citibank N.A. Under the agreement the Trust receives a variable rate of interest and pays a respective fixed rate of interest on the nominal value of the swap. Details of the swap at December 31, 2005 are as follows:

       NOTIONAL                      FLOATING RATE*       TERMINATION        UNREALIZED
        AMOUNT      FIXED RATE    (RATE RESET MONTHLY)        DATE          APPRECIATION
        ------      ----------    --------------------    -----------       ------------
     $25,000,000       4.00%            4.29375%          June 2, 2010        $744,413

----------
*     Based on Libor (London Interbank Offered Rate).

      FUTURES CONTRACTS. The Trust may engage in futures contracts for the purpose of hedging against changes in the value of its portfolio securities and in the value of securities it intends to purchase. Such investments will only be made if they are economically appropriate to the reduction of risks involved in the management of the Trust's investments. Upon entering into a futures contract, the Trust is required to deposit with the broker an amount of cash or cash equivalents equal to a certain percentage of the contract amount. This is known as the "initial margin." Subsequent payments ("variation margin") are made or received by the Trust each day, depending on the daily fluctuation of the value of the contract. The daily changes in the contract are included in unrealized appreciation/depreciation on investments and futures contracts. The Trust recognizes a realized gain or loss when the contract is closed.

      There are several risks in connection with the use of futures contracts as a hedging device. The change in value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in value of the hedged investments. These contracts may involve market risk in excess of the unrealized gain or loss reflected in the Statement of Assets and Liabilities. In addition, there is the risk that the Trust may not be able to enter into a closing transaction because of an illiquid secondary market. At December 31, 2005, there were no open futures contracts.

      FORWARD FOREIGN EXCHANGE CONTRACTS. The Trust may engage in forward foreign exchange contracts for hedging a specific transaction with respect to either the currency in which the transaction is denominated or another currency as deemed appropriate by the Adviser. Forward foreign exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is included in unrealized appreciation/depreciation on investments and foreign currency translations. When the contract is closed, the Trust records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

      The use of forward foreign exchange contracts does not eliminate fluctuations in the underlying prices of the Trust's portfolio securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. These contracts may involve market risk in excess of the unrealized gain or loss reflected in the Statement of Assets and Liabilities. In addition, the Trust could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. At December 31, 2005, there were no open forward foreign exchange contracts.

      FOREIGN CURRENCY TRANSLATIONS. The books and records of the Trust are maintained in United States (U.S.) dollars. Foreign currencies, investments, and other assets and liabilities are translated into U.S. dollars at the current exchange rates. Purchases and sales of investment securities, income, and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses that result from changes in foreign exchange rates and/or changes in market prices of securities have been included in unrealized appreciation/depreciation on investments and foreign currency translations. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Trust and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial trade date and subsequent sale trade date is included in realized gain/(loss) on investments.

      FOREIGN SECURITIES. The Trust may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the ability to repatriate funds, less complete financial information about companies, and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.

      FOREIGN TAXES. The Trust may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Trust will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

                            THE GABELLI UTILITY TRUST
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

      SECURITIES TRANSACTIONS AND INVESTMENT INCOME. Securities transactions are accounted for as of the trade date with realized gain or loss on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded on the accrual basis. Premiums and discounts on debt securities are amortized using the effective yield to maturity method. Dividend income is recorded on the ex-dividend date except for certain dividends which are recorded as soon as the Trust is informed of the dividend.

      CUSTODIAN FEE CREDITS. When cash balances are maintained in the custody account, the Trust receives credits which are used to offset custodian fees. The gross expenses paid under the custody arrangement are included in custodian fees in the Statement of Operations with the corresponding expense offset shown as "custodian fee credits".

      DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Distributions to common shareholders are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with Federal income tax regulations, which may differ from that determined under U.S. generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Trust, foreign currency transactions, timing differences, and differing characterizations of distributions made by the Trust. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, adjustments are made to the appropriate capital accounts in the period when the differences arise. These reclassifications have no impact on the NAV of the Trust and the calculation of net investment income per share in the Financial Highlights includes these adjustments. For the year ended December 31, 2005, reclassifications were made to decrease net investment income by $54,526, and to decrease accumulated distributions in excess of net realized gain on investments, swap contracts, and foreign currency transactions by $54,526.

      Distributions to Shareholders of the Trust's 5.625% Series A Cumulative Preferred Stock and Series B Auction Rate Cumulative Preferred Stock ("Cumulative Preferred Stock") are recorded on a daily basis and are determined as described in Note 5.

      The tax character of distributions paid during the years ended December 31, 2005 and December 31, 2004 was as follows:

                                                                         YEAR ENDED                    YEAR ENDED
                                                                      DECEMBER 31, 2005             DECEMBER 31, 2004
                                                                  --------------------------    --------------------------
                                                                    COMMON        PREFERRED       COMMON        PREFERRED
                                                                  -----------    -----------    -----------    -----------
          Distributions paid from:
          Ordinary income
            (inclusive of short-term capital gains) ..........    $ 4,866,994    $   577,941    $ 3,096,404    $ 1,808,869
          Net long-term capital gains ........................     16,105,611      1,912,493        408,981        238,920
          Non-taxable return of capital ......................             --             --     13,426,831             --
                                                                  -----------    -----------    -----------    -----------
          Total distributions paid ...........................    $20,972,605    $ 2,490,434    $16,932,216    $ 2,047,789
                                                                  ===========    ===========    ===========    ===========

      PROVISION FOR INCOME TAXES. The Trust intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). It is the policy of the Trust to comply with the requirements of the Code applicable to regulated investment companies and to distribute substantially all of its net investment company taxable income and net capital gains. Therefore, no provision for Federal income taxes is required.

      As of December 31, 2005, the components of accumulated earnings/(losses) on a tax basis were as follows:

          Net unrealized appreciation on investments ...........    $23,083,225
          Net unrealized appreciation of foreign currency
            and swap contracts .................................        738,487
          Distributions payable ................................        (35,296)
          Undistributed ordinary income ........................        368,137
                                                                    -----------
          Total accumulated earnings ...........................    $24,154,553
                                                                    ===========

      The following summarizes the tax cost of investments, swap contracts, and the related unrealized appreciation/depreciation at December 31, 2005:

                                                         GROSS            GROSS        NET UNREALIZED
                                                       UNREALIZED       UNREALIZED      APPRECIATION/
                                          COST        APPRECIATION     DEPRECIATION    (DEPRECIATION)
                                      ------------    ------------     ------------    --------------
          Investments ............    $236,207,502    $ 30,194,071     $ (7,110,846)    $ 23,083,225
          Swap contracts .........              --         744,413               --          744,413
                                      ------------    ------------     ------------     ------------
                                      $236,207,502    $ 30,938,484     $ (7,110,846)    $ 23,827,638
                                      ============    ============     ============     ============

3. AGREEMENTS AND TRANSACTIONS WITH AFFILIATES. The Trust has entered into an investment advisory agreement (the "Advisory Agreement") with the Adviser which provides that the Trust will pay the Adviser a fee, computed weekly and paid monthly, equal on an annual basis to 1.00% of the value of its average weekly net assets including the liquidation value of the preferred stock. In accordance with the Advisory Agreement, the Adviser provides a continuous investment program for the Trust's portfolio and

                            THE GABELLI UTILITY TRUST
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

oversees the administration of all aspects of the Trust's business and affairs. The Adviser has agreed to reduce the management fee on the incremental assets attributable to the Cumulative Preferred Stock if the total return of the net asset value ("NAV") of the Common Shares of the Trust, including distributions and advisory fee subject to reduction, does not exceed the stated dividend rate or corresponding swap rate of the Cumulative Preferred Stock for the fiscal year.

      The Trust's total return on the NAV of the Common Shares is monitored on a monthly basis to assess whether the total return on the NAV of the Common Shares exceeds the stated dividend rate of each particular series of Cumulative Preferred Stock for the period. For the year ended December 31, 2005, the Trust's total return on the NAV of the Common Shares exceeded the stated dividend rate or corresponding swap rate of all outstanding Preferred Stock. Thus, management fees were accrued on these assets.

      During the year ended December 31, 2005, Gabelli & Company, Inc. ("Gabelli & Company"), an affiliate of the Adviser, received $131,324 in brokerage commissions as a result of executing agency transactions in portfolio securities on behalf of the Trust.

      In connection with the 2004 Rights Offering ("Rights"), holders of unexercised rights to purchase Common Shares of the Trust were able to instruct the Subscription Agent (EquiServe Trust Company) to sell such Rights on their behalf. The Subscription Agent was permitted to effect such sales through Gabelli & Company, unless the Subscription Agent was able to negotiate a lower commission rate with an independent broker. Total commissions from sales of Rights effected by the Subscription Agent through Gabelli & Company amounted to $21,882 for the year ended December 31, 2004.

      The cost of calculating the Trust's NAV per share is a Trust expense pursuant to the Advisory Agreement. During the year ended December 31, 2005, the Trust reimbursed the Adviser $45,000 in connection with the cost of computing the Trust's NAV, which is included in miscellaneous expenses in the Statement of Operations.

      The Trust is assuming its portion of the allocated cost of the Gabelli Funds' Chief Compliance Officer in the amount of $5,820 for the year ended December 31, 2005, which is included in payroll expenses in the Statement of Operations.

4. PORTFOLIO SECURITIES. Purchases and proceeds from the sales of securities, other than short-term securities, for the year ended December 31, 2005 aggregated $108,027,441 and $40,478,829, respectively.

5. CAPITAL. The Trust is authorized to issue an unlimited number of shares of beneficial interest (par value $0.001). The Board has authorized the repurchase of its shares on the open market when the shares are trading at a discount of 10% or more (or such other percentage as the Board may determine from time to time) from the NAV of the shares. During the year ended December 31, 2005, the Trust did not repurchase any shares of beneficial interest in the open market.

Transactions in shares of beneficial interest were as follows:

                                                             YEAR ENDED                     YEAR ENDED
                                                          DECEMBER 31, 2005             DECEMBER 31, 2004
                                                      ------------------------      ------------------------
                                                       SHARES         AMOUNT         SHARES        AMOUNT
                                                      --------      ----------      ---------    -----------
          Shares issued in rights offering ........         --              --      5,779,546    $39,981,829
          Shares issued upon reinvestment
           of dividends and distributions .........    331,099      $3,037,284        290,925      2,556,000
                                                       -------      ----------      ---------    -----------
          Net increase ............................    331,099      $3,037,284      6,070,471    $42,537,829
                                                       =======      ==========      =========    ===========

      The Trust is authorized to issue up to 2,005,000 shares of $0.001 par value Cumulative Preferred Stock. The Cumulative Preferred Stock is senior to the Common Shares and results in the financial leveraging of the Common Shares. Such leveraging tends to magnify both the risks and opportunities to common shareholders. Dividends on shares of the Cumulative Preferred Stock are cumulative. The Trust is required by the 1940 Act and by the Articles
Supplementary to meet certain asset coverage tests with respect to the Cumulative Preferred Stock. If the Trust fails to meet these requirements and does not correct such failure, the Trust may be required to redeem, in part or in full, the 5.625% Series A and Series B Auction Rate Cumulative Preferred Stock at a redemption price of $25.00 and $25,000, respectively, per share plus an amount equal to the accumulated and unpaid dividends whether or not declared on such shares in order to meet these requirements. Additionally, failure to meet the foregoing asset coverage requirements could restrict the Trust's ability to pay dividends to common shareholders and could lead to sales of portfolio securities at inopportune times. The income received on the Trust's assets may vary in a manner unrelated to the fixed and variable rates, which could have either a beneficial or detrimental impact on net investment income and gains available to common shareholders.

      On October 20, 2004, the Trust distributed one transferable right for each of the 23,118,091 Common Shares outstanding to shareholders of record on that date. Four rights were required to purchase one additional common share at the subscription price of $7.00 per share. Shareholders who exercised their full primary subscription rights were eligible for an over-subscription privilege entitling them to subscribe, subject to certain limitations and a pro-rata allotment, for any additional shares not purchased pursuant

                            THE GABELLI UTILITY TRUST
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

to the primary subscription plus such additional amounts as authorized by the Board in accordance with the registration statement. The subscription period expired on November 24, 2004. The rights offering was fully subscribed, having received over-subscription requests in excess of the shares available for primary subscription resulting in the issuance of 5,779,546 Common Shares and proceeds of $40,456,822 to the Trust, prior to the deduction of estimated expenses of $475,000. The NAV per share of the Trust common shareholders was reduced by approximately $0.06 per share as a result of the issuance of shares below NAV.

      On July 31, 2003, the Trust received net proceeds of $28,877,500 (after underwriting discounts of $945,000 and offering expenses of $159,974) from the public offering of 1,200,000 shares of 5.625% Series A Cumulative Preferred Stock. Commencing July 31, 2008 and thereafter, the Trust, at its option, may redeem the 5.625% Series A Cumulative Preferred Stock in whole or in part at the redemption price at any time. During the year ended December 31, 2005, the Trust did not repurchase any shares of 5.625% Series A Cumulative Preferred Stock. All repurchased shares of 5.625% Series A Cumulative Preferred Stock have been retired. At December 31, 2005, 1,184,200 shares of the 5.625% Series A Cumulative Preferred Stock were outstanding and accrued dividends amounted to $23,129.

      On July 31, 2003, the Trust received net proceeds of $24,572,500 (after underwriting discounts of $250,000 and offering expenses of $159,974) from the public offering of 1,000 shares of Series B Auction Rate Cumulative Preferred Stock. The dividend rate, as set by the auction process, which is generally held every 7 days, is expected to vary with short-term interest rates. The dividend rates of Series B Auction Rate Cumulative Preferred Stock ranged from 2.24% to 4.38% for the year ended December 31, 2005. Existing shareholders may submit an order to hold, bid, or sell such shares on each auction date. Series B Auction Rate Cumulative Preferred Stock shareholders may also trade shares in the secondary market. The Trust, at its option, may redeem the Series B Auction Rate Cumulative Preferred Stock in whole or in part at the redemption price at any time. During the year ended December 31, 2005, the Trust did not redeem any shares of Series B Auction Rate Cumulative Preferred Stock. At December 31, 2005, 1,000 shares of the Series B Auction Rate Cumulative Preferred Stock were outstanding with an annualized dividend rate of 4.38% per share and accrued dividends amounted to $12,167.

      The holders of Cumulative Preferred Stock generally are entitled to one vote per share held on each matter submitted to a vote of shareholders of the Trust and will vote together with holders of common stock as a single class. The holders of Cumulative Preferred Stock voting together as a single class also have the right currently to elect two Directors and under certain circumstances are entitled to elect a majority of the Board of Directors. In addition, the affirmative vote of a majority of the votes entitled to be cast by holders of all outstanding shares of the preferred stock, voting as a single class, will be required to approve any plan of reorganization adversely affecting the preferred stock, and the approval of two-thirds of each class, voting separately, of the Trust's outstanding voting stock must approve the conversion of the Trust from a closed-end to an open-end investment company. The approval of a majority (as defined in the 1940 Act) of the outstanding preferred stock and a majority (as defined in the 1940 Act) of the Trust's outstanding voting securities are required to approve certain other actions, including changes in the Trust's investment objectives or fundamental investment policies.

6. INDUSTRY CONCENTRATION. Because the Trust primarily invests in common stocks and other securities of foreign and domestic companies in the utility industry, its portfolio may be subject to greater risk and market fluctuations than a portfolio of securities representing a broad range of investments.

7. INDEMNIFICATIONS. The Trust enters into contracts that contain a variety of indemnifications. The Trust's maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

8. OTHER MATTERS. The Adviser and/or affiliates have received subpoenas from the Attorney General of the State of New York and the Securities and Exchange Commission ("SEC") requesting information on mutual fund trading practices involving certain funds managed by the Adviser. GAMCO Investors, Inc., the Adviser's parent company, is responding to these requests for documents and testimony. On a separate matter, in September 2005, the Adviser was informed by the staff of the SEC that the staff may recommend to the Commission that an administrative remedy and a monetary penalty be sought from the Adviser in connection with the actions of two of seven closed-end funds managed by the Adviser relating to Section 19(a) and Rule 19a-1 of the 1940 Act. These provisions require registered investment companies to provide written statements to shareholders when a dividend is made from a source other than net investment income. While the two closed-end funds sent annual statements and provided other materials containing this information, the funds did not send written statements to shareholders with each distribution in 2002 and 2003. The Adviser believes that all of the funds are now in compliance. The Adviser believes that these matters would have no effect on the Trust or any material adverse effect on the Adviser or its ability to manage the Trust.

                            THE GABELLI UTILITY TRUST
                              FINANCIAL HIGHLIGHTS

SELECTED DATA FOR A SHARE OF BENEFICIAL  INTEREST  OUTSTANDING  THROUGHOUT  EACH
PERIOD:

                                                                                              YEAR ENDED DECEMBER 31,
                                                                                      --------------------------------------
                                                                                        2005           2004           2003
                                                                                      --------       --------       --------
OPERATING PERFORMANCE:
  Net asset value, beginning of period ............................................   $   7.14       $   6.83       $   6.27
                                                                                      --------       --------       --------
  Net investment income ...........................................................       0.18           0.16           0.10
  Net realized and unrealized gain (loss) on investments ..........................       0.45           0.99           1.17
                                                                                      --------       --------       --------
  Total from investment operations ................................................       0.63           1.15           1.27
                                                                                      --------       --------       --------
DISTRIBUTIONS TO PREFERRED STOCK SHAREHOLDERS:(e)
  Net investment income ...........................................................      (0.02)         (0.06)         (0.01)
  Net realized gain on investments ................................................      (0.07)         (0.03)         (0.04)
                                                                                      --------       --------       --------
  Total distributions to preferred stock shareholders .............................      (0.09)         (0.09)         (0.05)
                                                                                      --------       --------       --------
NET INCREASE (DECREASE) IN NET ASSETS ATTRIBUTABLE TO COMMON
  SHAREHOLDERS RESULTING FROM OPERATIONS ..........................................       0.54           1.06           1.22
                                                                                      --------       --------       --------
DISTRIBUTIONS TO COMMON SHAREHOLDERS:
  Net investment income ...........................................................      (0.14)         (0.10)         (0.09)
  Net realized gain on investments ................................................      (0.58)         (0.05)         (0.22)
  Paid-in capital .................................................................         --          (0.57)         (0.41)
                                                                                      --------       --------       --------
  Total distributions to common shareholders ......................................      (0.72)         (0.72)         (0.72)
                                                                                      --------       --------       --------
CAPITAL SHARE TRANSACTIONS:
  Increase in net asset value from common share transactions ......................       0.02           0.03           0.03
  Increase (decrease) in net asset value from shares issued in rights offering ....         --          (0.06)          0.12
  Increase in net asset value from repurchase of preferred shares .................         --           0.00(a)          --
  Offering costs for preferred shares charged to paid-in capital ..................       0.00(a)        0.00(a)       (0.09)
  Offering costs for issuance of rights charged to paid-in capital ................      (0.00)(a)      (0.00)(a)         --
                                                                                      --------       --------       --------
  Total capital share transactions ................................................       0.02          (0.03)          0.06
                                                                                      --------       --------       --------
  NET ASSET VALUE ATTRIBUTABLE TO COMMON SHAREHOLDERS, END OF PERIOD ..............   $   6.98       $   7.14       $   6.83
                                                                                      ========       ========       ========
  Net asset value total return + ..................................................       5.71%         13.43%         18.60%
                                                                                      ========       ========       ========
  Market value, end of period .....................................................   $   9.27       $   9.30       $   9.60
                                                                                      ========       ========       ========
  Total investment return ++ ......................................................       7.79%          5.11%         19.86%
                                                                                      ========       ========       ========
RATIOS AND SUPPLEMENTAL DATA:
  Net assets including liquidation value of preferred shares,
    end of period (in 000's) ......................................................   $259,303       $261,563       $211,507
  Net assets attributable to common shares, end of period (in 000's) ..............   $204,698       $206,958       $156,507
  Ratio of net investment income to average net assets attributable
    to common shares ..............................................................       2.42%          2.32%          1.52%
  Ratio of operating expenses to average net assets attributable to
    common shares net of fee reduction (b) ........................................       1.85%          2.04%          2.04%
  Ratio of operating expenses to average net assets including
    liquidation value of preferred shares net of fee reduction (b) ................       1.47%          1.52%          1.68%
  Portfolio turnover rate .........................................................         19%            18%            28%
PREFERRED STOCK:
  5.625% CUMULATIVE PREFERRED STOCK
  Liquidation value, end of period (in 000's) .....................................   $ 29,605       $ 29,605       $ 30,000
  Total shares outstanding (in 000's) .............................................      1,184          1,184          1,200
  Liquidation preference per share ................................................   $  25.00       $  25.00       $  25.00
  Average market value (c) ........................................................   $  25.02       $  24.68       $  25.12
  Asset coverage per share ........................................................   $ 118.72       $ 119.75       $  96.14
  AUCTION RATE CUMULATIVE PREFERRED STOCK
  Liquidation value, end of period (in 000's) .....................................   $ 25,000       $ 25,000       $ 25,000
  Total shares outstanding (in 000's) .............................................          1              1              1
  Liquidation preference per share ................................................   $ 25,000       $ 25,000       $ 25,000
  Average market value (c) ........................................................   $ 25,000       $ 25,000       $ 25,000
  Asset coverage per share ........................................................   $118,718       $119,752       $ 96,140
  ASSET COVERAGE (d) ..............................................................        475%           479%           385%

                                                                                      YEAR ENDED DECEMBER 31,
                                                                                      -----------------------
                                                                                        2002           2001
                                                                                      --------       --------
OPERATING PERFORMANCE:
  Net asset value, beginning of period ............................................   $   7.32       $   8.21
                                                                                      --------       --------
  Net investment income ...........................................................       0.11           0.12
  Net realized and unrealized gain (loss) on investments ..........................      (0.62)         (0.32)
                                                                                      --------       --------
  Total from investment operations ................................................      (0.51)         (0.20)
                                                                                      --------       --------
DISTRIBUTIONS TO PREFERRED STOCK SHAREHOLDERS:(e)
  Net investment income ...........................................................         --             --
  Net realized gain on investments ................................................         --             --
                                                                                      --------       --------
  Total distributions to preferred stock shareholders .............................         --             --
                                                                                      --------       --------
NET INCREASE (DECREASE) IN NET ASSETS ATTRIBUTABLE TO COMMON
  SHAREHOLDERS RESULTING FROM OPERATIONS ..........................................      (0.51)         (0.20)
                                                                                      --------       --------
DISTRIBUTIONS TO COMMON SHAREHOLDERS:
  Net investment income ...........................................................      (0.11)         (0.21)
  Net realized gain on investments ................................................      (0.36)         (0.49)
  Paid-in capital .................................................................      (0.25)            --
                                                                                      --------       --------
  Total distributions to common shareholders ......................................      (0.72)         (0.70)
                                                                                      --------       --------
CAPITAL SHARE TRANSACTIONS:
  Increase in net asset value from common share transactions ......................       0.03           0.01
  Increase (decrease) in net asset value from shares issued in rights offering ....       0.15             --
  Increase in net asset value from repurchase of preferred shares .................         --             --
  Offering costs for preferred shares charged to paid-in capital ..................         --             --
  Offering costs for issuance of rights charged to paid-in capital ................         --             --
                                                                                      --------       --------
  Total capital share transactions ................................................       0.18           0.01
                                                                                      --------       --------
  NET ASSET VALUE ATTRIBUTABLE TO COMMON SHAREHOLDERS, END OF PERIOD ..............   $   6.27       $   7.32
                                                                                      ========       ========
  Net asset value total return + ..................................................      (6.79)%        (3.15)%
                                                                                      ========       ========
  Market value, end of period .....................................................   $   8.72       $   9.33
                                                                                      ========       ========
  Total investment return ++ ......................................................       1.70%         15.82%
                                                                                      ========       ========
RATIOS AND SUPPLEMENTAL DATA:
  Net assets including liquidation value of preferred shares,
    end of period (in 000's) ......................................................   $ 95,111       $ 82,197
  Net assets attributable to common shares, end of period (in 000's) ..............   $ 95,111       $ 82,197
  Ratio of net investment income to average net assets attributable
    to common shares ..............................................................       1.65%          1.57%
  Ratio of operating expenses to average net assets attributable to
    common shares net of fee reduction (b) ........................................       1.93%          2.00%
  Ratio of operating expenses to average net assets including
    liquidation value of preferred shares net of fee reduction (b) ................         --             --
  Portfolio turnover rate .........................................................         29%            41%
PREFERRED STOCK:
  5.625% CUMULATIVE PREFERRED STOCK
  Liquidation value, end of period (in 000's) .....................................         --             --
  Total shares outstanding (in 000's) .............................................         --             --
  Liquidation preference per share ................................................         --             --
  Average market value (c) ........................................................         --             --
  Asset coverage per share ........................................................         --             --
  AUCTION RATE CUMULATIVE PREFERRED STOCK
  Liquidation value, end of period (in 000's) .....................................         --             --
  Total shares outstanding (in 000's) .............................................         --             --
  Liquidation preference per share ................................................         --             --
  Average market value (c) ........................................................         --             --
  Asset coverage per share ........................................................         --             --
  ASSET COVERAGE (d) ..............................................................         --             --

----------
+ Based on net asset value per share, adjusted for reinvestment of distributions at prices dependent upon the relationship of the net asset value per share and the market value per share on the ex-dividend dates, including the effect of shares issued pursuant to 2004 and 2003 rights offering, assuming full subscription by shareholder.

++    Based  on  market   value  per  share,   adjusted  for   reinvestment   of
      distributions, including the effect of shares issued pursuant to rights 2004 and 2003 offering, assuming full subscription by shareholder.

(a)   Amount represents less than $0.005 per share.

(b) For the fiscal years ended December 31, 2001 through 2005, the effect of the custodian fee credits was minimal.

(c)   Based on weekly prices.

(d)   Asset coverage is calculated by combining all series of preferred stock.

(e) Calculated based upon average common shares outstanding on the record dates throughout the year.

                 See accompanying notes to financial statements.

                            THE GABELLI UTILITY TRUST
             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of The Gabelli Utility Trust:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Gabelli Utility Trust (hereafter referred to as the "Trust") at December 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
February 28, 2006

                            THE GABELLI UTILITY TRUST
                     ADDITIONAL FUND INFORMATION (UNAUDITED)

      The business and affairs of the Trust are managed under the direction of the Trust's Board of Trustees. Information pertaining to the Trustees and officers of the Trust is set forth below. The Fund's Statement of Additional Information includes additional information about The Gabelli Utility Trust Trustees and is available, without charge, upon request, by calling 800-GABELLI (800-422-3554) or by writing to The Gabelli Utility Trust at One Corporate Center, Rye, NY 10580-1422.

                              TERM OF        NUMBER OF
                            OFFICE AND     FUNDS IN TRUST
NAME, POSITION(S)            LENGTH OF        COMPLEX
    ADDRESS 1                  TIME         OVERSEEN BY          PRINCIPAL OCCUPATION(S)                       OTHER DIRECTORSHIPS
    AND AGE                  SERVED 2         TRUSTEE            DURING PAST FIVE YEARS                         HELD BY TRUSTEE 4
----------------            ----------     --------------        ----------------------                        -------------------
INTERESTED TRUSTEES 3 :

MARIO J. GABELLI            Since 1999**         24         Chairman of the Board and Chief Executive          Director of Morgan
Trustee and                                                 Officer of GAMCO Investors, Inc. and               Group Holdings, Inc.
Chief Investment Officer                                    Chief Investment Officer - Value Portfolios        (holding company)
Age: 63                                                     of Gabelli Funds, LLC and GAMCO Asset
                                                            Management Inc.; Chairman and Chief
                                                            Executive Officer of Lynch Interactive
                                                            Corporation (multimedia and services)

JOHN D. GABELLI             Since 1999*          10         Senior Vice President of Gabelli &                 Director of GAMCO
Trustee                                                     Company, Inc.                                      Investors, Inc.
Age: 61

NON-INTERESTED TRUSTEES:

THOMAS E. BRATTER           Since 1999**          3         Director, President and Founder of The John                 --
Trustee                                                     Dewey Academy (residential college
Age: 66                                                     preparatory therapeutic high school)

ANTHONY J. COLAVITA        Since 1999***         34         Partner in the law firm of                                  --
Trustee                                                     Anthony J. Colavita, P.C.
Age: 70

JAMES P. CONN               Since 1999*          14         Former Managing Director and Chief Investment      Director of LaQuinta
Trustee                                                     Officer of Financial Security Assurance Holdings   Corp. (hotels) and
Age: 67                                                     Ltd. (insurance holding company) (1992-1998)       First Republic Bank
                                                                                                               (banking)

VINCENT D. ENRIGHT          Since 1999**         14         Former Senior Vice President and Chief             Director of Aphton
Trustee                                                     Financial Officer of KeySpan Energy                Corporation
Age: 62                                                     Corporation                                        (biopharmaceuticals)

FRANK J. FAHRENKOPF JR.    Since 1999***          5         President and Chief Executive Officer of the       Director of First
Trustee                                                     American Gaming Association; Partner in            Republic Bank
Age: 66                                                     the law firm of Hogan & Hartson LLP;               (banking)
                                                            Co-Chairman of the Commission on
                                                            Presidential Debates; Former Chairman of
                                                            the Republican National Committee

ROBERT J. MORRISSEY        Since 1999***          7         Partner in the law firm of Morrissey,                       --
Trustee                                                     Hawkins & Lynch
Age: 66

ANTHONY R. PUSTORINO        Since 1999*          14         Certified Public Accountant; Professor             Director of Lynch
Trustee                                                     Emeritus, Pace University                          Corporation
Age: 80                                                                                                        (diversified
                                                                                                               manufacturing)

SALVATORE J. ZIZZA         Since 1999***         25         Chairman of Hallmark Electrical Supplies Corp.     Director of Hollis-
Trustee                                                                                                        Eden Pharmaceuticals
Age: 60                                                                                                        (biotechnology) and
                                                                                                               Earl Scheib, Inc.
                                                                                                               (automotive services)

                            THE GABELLI UTILITY TRUST
               ADDITIONAL FUND INFORMATION (CONTINUED) (UNAUDITED)

                                 TERM OF
                               OFFICE AND
NAME, POSITION(S)               LENGTH OF
    ADDRESS 1                     TIME                      PRINCIPAL OCCUPATION(S)
    AND AGE                     SERVED 2                    DURING PAST FIVE YEARS
----------------                ---------                   -----------------------
OFFICERS:
BRUCE N. ALPERT                 Since 2003         Executive Vice President and Chief Operating
President and Treasurer                            Officer of Gabelli Funds, LLC since 1988 and
Age: 54                                            an officer of all of the registered investment
                                                   companies in the Gabelli Funds complex.
                                                   Director and President of Gabelli Advisers, Inc.
                                                   since 1998.

DAVID I. SCHACHTER              Since 1999         Vice President of the Trust since 1999.
Vice President                                     Research Analyst at Gabelli & Company, Inc.
Age: 52                                            since 1999.

JAMES E. MCKEE                  Since 1999         Vice President, General Counsel and Secretary
Secretary                                          of GAMCO Investors, Inc. since 1999 and
Age: 42                                            GAMCO Asset Management Inc. since 1993; Secretary
                                                   of all of the registered investment companies in
                                                   the Gabelli Funds complex.

PETER D. GOLDSTEIN              Since 2004         Director of Regulatory Affairs for GAMCO Investors, Inc.
Chief Compliance Officer                           since 2004; Chief Compliance Officer of all of the registered
Age: 52                                            investment companies in the Gabelli Funds complex;
                                                   Vice President of Goldman Sachs Asset Management from
                                                   2000 through 2004.

----------

1     Address: One Corporate Center, Rye, NY 10580-1422, unless otherwise noted.

2 The Trust's Board of Trustees is divided into three classes, each class having a term of three years. Each year the term of office of one class expires and the successor or successors elected to such class serve for a three year term. The three year term for each class expires as follows:

* - Term expires at the Trust's 2006 Annual Meeting of Shareholders and until their successors are duly elected and qualified.

** - Term expires at the Trust's 2007 Annual Meeting of Shareholders and until their successors are duly elected and qualified.

*** - Term expires at the Trust's 2008 Annual Meeting of Shareholders and until their successors are duly elected and qualified.

      Each officer will hold office for an indefinite term until the date he or she resigns or retires or until his or her successor is elected and qualified.

3 "Interested person" of the Trust as defined in the Investment Company Act of 1940. Messrs. M. Gabelli and J. Gabelli are each considered an "interested person" because of their affiliation with Gabelli Funds, LLC which acts as the Trust's investment adviser. Mario J. Gabelli and John D. Gabelli are brothers. Effective November 16, 2005, Mr. Karl Otto Pohl resigned from the Board of Trustees and now serves as Trustee Emeritus.

4 This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934 (i.e. public companies) or other investment companies registered under the 1940 Act.

CERTIFICATIONS

      The Utility Trust's Chief Executive Officer has certified to the New York Stock Exchange that, as of June 6, 2005, he was not aware of any violation by the Utility Trust of applicable NYSE corporate governance listing standards. The Utility Trust reports to the SEC on Form N-CSR and N-CSRs contain certifications by the Trust's principal executive officer and principal financial officer that relate to the Trust's disclosure in such reports and that are required by Rule 30a-2(a) under the Investment Company Act.

                            THE GABELLI UTILITY TRUST
                       INCOME TAX INFORMATION (UNAUDITED)
                                DECEMBER 31, 2005

CASH DIVIDENDS AND DISTRIBUTIONS

                                              TOTAL AMOUNT       ORDINARY       LONG-TERM       DIVIDEND
        PAYABLE                   RECORD          PAID         INVESTMENT        CAPITAL      REINVESTMENT
         DATE                      DATE       PER SHARE (a)     INCOME (a)      GAINS (a)        PRICE
       ---------                 --------     -------------    -----------      ---------     ------------
COMMON SHARES
       01/25/05                  01/17/05       $0.06000         $0.01460        $0.04540       $8.96800
       02/22/05                  02/14/05        0.06000          0.01460         0.04540        9.21500
       03/24/05                  03/16/05        0.06000          0.01460         0.04540        8.92050
       04/25/05                  04/15/05        0.06000          0.01460         0.04540        9.06300
       05/24/05                  05/16/05        0.06000          0.01460         0.04540        9.32900
       06/24/05                  06/16/05        0.06000          0.01460         0.04540        9.50000
       07/25/05                  07/15/05        0.06000          0.01460         0.04540        9.55700
       08/25/05                  08/17/05        0.06000          0.01460         0.04540        9.47150
       09/26/05                  09/16/05        0.06000          0.01460         0.04540        9.30050
       10/25/05                  10/17/05        0.06000          0.01460         0.04540        8.98700
       11/23/05                  11/15/05        0.06000          0.01460         0.04540        8.83500
       12/23/05                  12/15/05        0.06000          0.01460         0.04540        9.00600
                                                --------         --------        --------
   TOTAL COMMON STOCK                           $0.72000         $0.17520        $0.54480
5.625% PREFERRED SHARES
       03/28/05                  03/18/05       $0.35156         $0.08570        $0.26586             --
       06/27/05                  06/20/05        0.35156          0.08570         0.26586             --
       09/26/05                  09/19/05        0.35156          0.08570         0.26586             --
       12/27/05                  12/19/05        0.35156          0.08570         0.26586             --
                                                --------         --------        --------
    TOTAL PREFERRED STOCK                       $1.40624         $0.34280        $1.06344

AUCTION RATE PREFERRED SHARES

      Auction rate preferred shares pay dividends weekly based on a rate set at auction, usually held every seven days. The percentage of 2005 distributions derived from long-term capital gains was 75.62%.

      A Form 1099-DIV has been mailed to all shareholders of record for the distributions mentioned above, setting forth specific amounts to be included in the 2005 tax returns. Ordinary income distributions include net investment income and realized net short-term capital gains. Ordinary income is reported in box 1a of Form 1099-DIV. Capital gain distributions are reported in box 2a of Form 1099-DIV.

CORPORATE DIVIDENDS RECEIVED DEDUCTION, QUALIFIED DIVIDEND INCOME AND U.S. GOVERNMENT SECURITIES INCOME

      The Trust paid to common and 5.625% Series A preferred shareholders ordinary income dividends of $0.17520 and $0.34280 per share, respectively, in 2005. The Trust paid to Series B Auction Rate preferred shareholders an ordinary income dividend totaling $204.73 per share in 2005. For the fiscal year ended December 31, 2005, 100% of the ordinary income dividend qualified for the dividend received deduction available to corporations, and 100% of the ordinary income distribution was deemed qualified dividend income. The percentage of the ordinary income dividends paid by the Trust during 2005 derived from U.S. Government Securities was 8.57%. Such income is exempt from state and local tax in all states. However, many states, including New York and California, allow a tax exemption for a portion of the income earned only if a mutual fund has invested at least 50% of its assets at the end of each quarter of the Trust's fiscal year in U.S. Government Securities. The Trust did not meet this strict requirement in 2005. The percentage of U.S. Government Securities held as of December 31, 2005 was 0.00%.

                         HISTORICAL DISTRIBUTION SUMMARY

                                                        SHORT-TERM     LONG-TERM                                     ADJUSTMENT
                                          INVESTMENT      CAPITAL       CAPITAL     RETURN OF         TOTAL           TO COST
                                          INCOME (b)     GAINS (b)       GAINS     CAPITAL (c)   DISTRIBUTIONS (a)   BASIS (d)
                                          ----------     ---------    ----------   -----------   -----------------   ---------
COMMON STOCK
2005 ................................     $  0.15240     $ 0.02280    $  0.54480           --      $  0.72000               --
2004(g) .............................        0.09348       0.02958       0.00229     $0.59465         0.72000         $0.59465
2003(f) .............................        0.08544       0.01128       0.21240      0.41088         0.72000          0.41088
2002(e) .............................        0.11175       0.00210       0.35900      0.24690         0.72000          0.24690
2001 ................................        0.20835       0.33142       0.16023           --         0.70000               --
2000 ................................        0.05620       0.14020       0.80360           --         1.00000               --
1999 ................................        0.08049       0.00090       0.06861           --         0.15000               --
5.625% PREFERRED STOCK
2005 ................................     $  0.29785     $ 0.04494    $  1.06346           --      $  1.40625               --
2004 ................................        1.04873       0.33179       0.02572           --         1.40625               --
AUCTION RATE PREFERRED SHARES
2005 ................................     $177.88970     $26.83920    $635.15100           --      $839.88000               --
2004 ................................      280.59420      88.77260       6.88340           --       376.20000               --

----------
(a)   Total amounts may differ due to rounding.

(b)   Taxable as ordinary income.

(c)   Non-taxable.

(d)   Decrease in cost basis.

(e) On May 22, 2002, the Trust distributed Rights equivalent to $0.085 per share based upon full subscription of all issued shares.

(f) On August 20, 2003, the Trust also distributed Rights equivalent to $0.18 per share based upon full subscription of all issued shares.

(g) On October 20, 2004, the Trust also distributed Rights equivalent to $0.03 per share based upon full subscription of all issued shares.

                         AUTOMATIC DIVIDEND REINVESTMENT
                        AND VOLUNTARY CASH PURCHASE PLANS

ENROLLMENT IN THE PLAN

      It is the policy of The Gabelli Utility Trust ("Trust") to automatically reinvest dividends payable to common shareholders. As a "registered" shareholder you automatically become a participant in the Trust's Automatic Dividend Reinvestment Plan (the "Plan"). The Plan authorizes the Trust to issue common shares to participants upon an income dividend or a capital gains distribution regardless of whether the shares are trading at a discount or a premium to net asset value. All distributions to shareholders whose shares are registered in their own names will be automatically reinvested pursuant to the Plan in additional shares of the Trust. Plan participants may send their share certificates to Computershare Trust Company, N.A. ("Computershare") to be held in their dividend reinvestment account. Registered shareholders wishing to receive their distribution in cash must submit this request in writing to:

                            The Gabelli Utility Trust
                                c/o Computershare
                                 P.O. Box 43010
                            Providence, RI 02940-3010

      Shareholders requesting this cash election must include the shareholder's name and address as they appear on the share certificate. Shareholders with additional questions regarding the Plan or requesting a copy of the terms of the Plan may contact Computershare at (800) 336-6983.

      If your shares are held in the name of a broker, bank, or nominee, you should contact such institution. If such institution is not participating in the Plan, your account will be credited with a cash dividend. In order to participate in the Plan through such institution, it may be necessary for you to have your shares taken out of "street name" and reregistered in your own name. Once registered in your own name your distributions will be automatically reinvested. Certain brokers participate in the Plan. Shareholders holding shares in "street name" at participating institutions will have dividends automatically reinvested. Shareholders wishing a cash dividend at such institution must contact their broker to make this change.

      The number of common shares distributed to participants in the Plan in lieu of cash dividends is determined in the following manner. Under the Plan, whenever the market price of the Trust's common shares is equal to or exceeds net asset value at the time shares are valued for purposes of determining the number of shares equivalent to the cash dividends or capital gains distributions, participants are issued common shares valued at the greater of
(i) the net asset value as most recently determined or (ii) 95% of the then current market price of the Trust's common shares. The valuation date is the dividend or distribution payment date or, if that date is not a New York Stock Exchange ("NYSE") trading day, the next trading day. If the net asset value of the common shares at the time of valuation exceeds the market price of the common shares, participants will receive common shares from the Trust valued at market price. If the Trust should declare a dividend or capital gains distribution payable only in cash, Computershare will buy common shares in the open market, or on the NYSE or elsewhere, for the participants' accounts, except that Computershare will endeavor to terminate purchases in the open market and cause the Trust to issue shares at net asset value if, following the commencement of such purchases, the market value of the common shares exceeds the then current net asset value.

      The automatic reinvestment of dividends and capital gains distributions will not relieve participants of any income tax which may be payable on such distributions. A participant in the Plan will be treated for Federal income tax purposes as having received, on a dividend payment date, a dividend or distribution in an amount equal to the cash the participant could have received instead of shares.

VOLUNTARY CASH PURCHASE PLAN

      The Voluntary Cash Purchase Plan is yet another vehicle for our shareholders to increase their investment in the Trust. In order to participate in the Voluntary Cash Purchase Plan, shareholders must have their shares registered in their own name.

      Participants in the Voluntary Cash Purchase Plan have the option of making additional cash payments to Computershare for investments in the Trust's common shares at the then current market price. Shareholders may send an amount from $250 to $10,000. Computershare will use these funds to purchase shares in the open market on or about the 1st and 15th of each month. Computershare will charge each shareholder who participates $0.75, plus a pro rata share of the brokerage commissions. Brokerage charges for such purchases are expected to be less than the usual brokerage charge for such transactions. It is suggested that any voluntary cash payments be sent to Computershare, P.O. Box 43010, Providence, RI 02940-3010 such that Computershare receives such payments approximately 10 days before the 1st and 15th of the month. Funds not received at least five days before the investment date shall be held for investment until the next purchase date. A payment may be withdrawn without charge if notice is received by Computershare at least 48 hours before such payment is to be invested.

      SHAREHOLDERS WISHING TO LIQUIDATE SHARES HELD AT COMPUTERSHARE must do so in writing or by telephone. Please submit your request to the above mentioned address or telephone number. Include in your request your name, address and account number. The cost to liquidate shares is $2.50 per transaction as well as the brokerage commission incurred. Brokerage charges are expected to be less than the usual brokerage charge for such transactions.

      For  more  information   regarding  the  Dividend  Reinvestment  Plan  and
Voluntary Cash Purchase Plan, brochures are available by calling (914) 921-5070 or by writing directly to the Trust.

      The Trust reserves the right to amend or terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to written notice of the change sent to the members of the Plan at least 90 days before the record date for such dividend or distribution. The Plan also may be amended or terminated by Computershare on at least 90 days' written notice to participants in the Plan.

            --------------------------------------------------------------------
            The Annual Meeting of the Utility Trust's stockholders will be held at 11:00 A.M. on Monday, May 15, 2006 at the Greenwich Library in Greenwich, Connecticut.
            --------------------------------------------------------------------

                              TRUSTEES AND OFFICERS
                            THE GABELLI UTILITY TRUST
                    ONE CORPORATE CENTER, RYE, NY 10580-1422

TRUSTEES

Mario J. Gabelli, CFA
  CHAIRMAN & CHIEF EXECUTIVE OFFICER,
  GAMCO INVESTORS, INC.

Dr. Thomas E. Bratter
  PRESIDENT, JOHN DEWEY ACADEMY

Anthony J. Colavita
  ATTORNEY-AT-LAW,
  ANTHONY J. COLAVITA, P.C.

James P. Conn
  FORMER CHIEF INVESTMENT OFFICER,
  FINANCIAL SECURITY ASSURANCE HOLDINGS LTD.

Vincent D. Enright
  FORMER SENIOR VICE PRESIDENT &
  CHIEF FINANCIAL OFFICER,
  KEYSPAN ENERGY CORP.

Frank J. Fahrenkopf, Jr.
  PRESIDENT & CHIEF EXECUTIVE OFFICER,
  AMERICAN GAMING ASSOCIATION

John D. Gabelli
  SENIOR VICE PRESIDENT,
  GABELLI & COMPANY, INC.

Robert J. Morrissey
  ATTORNEY-AT-LAW,
  MORRISSEY, HAWKINS & LYNCH

Anthony R. Pustorino
 CERTIFIED PUBLIC ACCOUNTANT,
 PROFESSOR EMERITUS, PACE UNIVERSITY

Salvatore J. Zizza
 CHAIRMAN, HALLMARK ELECTRICAL SUPPLIES CORP.

OFFICERS

Bruce N. Alpert
  PRESIDENT & TREASURER

Peter D. Goldstein
  CHIEF COMPLIANCE OFFICER

James E. McKee
  SECRETARY

David I. Schachter
  VICE PRESIDENT & OMBUDSMAN

INVESTMENT ADVISER

Gabelli Funds, LLC
One Corporate Center
Rye, New York 10580-1422

CUSTODIAN

Mellon Trust of New England, N.A.

COUNSEL

Skadden, Arps, Slate, Meagher & Flom, LLP

TRANSFER AGENT AND REGISTRAR

Computershare Trust Company, N.A.

STOCK EXCHANGE LISTING

                                               5.625%
                              COMMON         PREFERRED
                              ------         ---------
NYSE-Symbol:                   GUT            GUT PrA
Shares Outstanding:         29,307,802       1,184,200

The Net Asset Value appears in the Publicly Traded Funds column, under the heading "Specialized Equity Funds," in Sunday's The New York Times and in Monday's The Wall Street Journal. It is also listed in Barron's Mutual Funds/Closed End Funds section under the heading "Specialized Equity Funds."

The Net Asset Value may be obtained each day by calling (914) 921-5070.

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For   general   information   about  the   Gabelli   Funds,   call   800-GABELLI
(800-422-3554), fax us at 914-921-5118, visit Gabelli Funds' Internet homepage at: WWW.GABELLI.COM or e-mail us at: closedend@gabelli.com
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Notice  is hereby  given in  accordance  with  Section  23(c) of the  Investment
Company Act of 1940, as amended, that the Utility Trust may, from time to time, purchase its shares in the open market when the Utility Trust shares are trading at a discount of 10% or more from the net asset value of the shares. The Utility Trust may also, from time to time, purchase shares of its 5.625% Series A Cumulative Preferred Shares in the open market when the shares are trading at a discount to the Liquidation Value of $25.00.
--------------------------------------------------------------------------------

                            THE GABELLI UTILITY TRUST
                    ONE CORPORATE CENTER, RYE, NY 10580-1422

                        PHONE: 800-GABELLI (800-422-3554)
                   FAX: 914-921-5118 INTERNET: WWW.GABELLI.COM
                          E-MAIL: CLOSEDEND@GABELLI.COM              GUT AR 2005

ITEM 2. CODE OF ETHICS.

     (a) The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

     (c) There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

     (d) The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item's instructions.


ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

As of the end of the period covered by the report, the registrant's Board of Trustees has determined that Anthony R. Pustorino is qualified to serve as an audit committee financial expert serving on its audit committee and that he is "independent," as defined by Item 3 of Form N-CSR.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

AUDIT FEES

     (a) The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $37,801 in 2005 and $40,691 in 2004.

AUDIT-RELATED FEES

     (b) The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item are $13,400 in 2005 and $13,400 in 2004.

          Audit-related fees represent services provided in the preparation of Preferred Shares Reports.

TAX FEES

     (c) The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $2,880 in 2005 and $2,550 in 2004.

          Tax fees represent tax compliance services provided in connection with the review of the Registrant's tax returns.

ALL OTHER FEES

     (d) The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 in 2005 and $0 in 2004.

  (e)(1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

          Pre-Approval Policies and Procedures. The Audit Committee ("Committee") of the registrant is responsible for pre-approving (i) all audit and permissible non-audit services to be provided by the independent auditors to the registrant and (ii) all permissible non-audit services to be provided by the independent auditors to the Adviser, Gabelli Funds, LLC, and any affiliate of Gabelli Funds, LLC ("Gabelli") that provides services to the registrant (a "Covered Services Provider") if the independent auditors' engagement related directly to the operations and financial reporting of the registrant. The Committee may delegate its responsibility to pre-approve any such audit and permissible non-audit services to the Chairperson of the Committee, and the Chairperson must report to the Committee, at its next regularly scheduled meeting after the Chairperson's pre-approval of such services, his or her decision(s). The Committee may also establish detailed pre-approval policies and procedures for pre-approval of such services in accordance with applicable laws, including the delegation of some or all of the Committee's pre-approval responsibilities to the other persons (other than Gabelli or the registrant's officers). Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the registrant, Gabelli and any Covered Services Provider constitutes not more than 5% of the total amount of revenues paid by the registrant to its independent auditors during the fiscal year in which the permissible non-audit services are provided; (ii) the permissible non-audit services were not recognized by the registrant at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee or Chairperson prior to the completion of the audit.

  (e)(2)  The percentage of services described in each of paragraphs (b) through
          (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

                           (b) 100%

                           (c) 100%

                           (d) N/A



     (f) The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was zero percent (0%).

     (g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $0 in 2005 and $0 in 2004.

     (h) The registrant's audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.



ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant has a separately designated audit committee consisting of the following members: Anthony J Colavita, Vincent D. Enright and Anthony R. Pustorino.


ITEM 6. SCHEDULE OF INVESTMENTS.

Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.



ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The Proxy Voting Policies are attached herewith.

                   THE VOTING OF PROXIES ON BEHALF OF CLIENTS

     Rules 204(4)-2 and 204-2 under the Investment Advisers Act of 1940 and Rule 30b1-4 under the Investment Company Act of 1940 require investment advisers to adopt written policies and procedures governing the voting of proxies on behalf of their clients.

     These procedures will be used by GAMCO Asset Management Inc., Gabelli Funds, LLC, Gabelli Securities, Inc., and Gabelli Advisers, Inc. (collectively, the "Advisers") to determine how to vote proxies relating to portfolio securities held by their clients, including the procedures that the Advisers use when a vote presents a conflict between the interests of the shareholders of an investment company managed by one of the Advisers, on the one hand, and those of the Advisers; the principal underwriter; or any affiliated person of the investment company, the Advisers, or the principal underwriter. These procedures will not apply where the Advisers do not have voting discretion or where the Advisers have agreed to with a client to vote the client's proxies in accordance with specific guidelines or procedures supplied by the client (to the extent permitted by ERISA).

I.   PROXY VOTING COMMITTEE

The Proxy Voting Committee was originally formed in April 1989 for the purpose of formulating guidelines and reviewing proxy statements within the parameters set by the substantive proxy voting guidelines originally published by GAMCO Investors, Inc. in 1988 and updated periodically, a copy of which are appended as Exhibit A. The Committee will include representatives of Research, Administration, Legal, and the Advisers. Additional or replacement members of the Committee will be nominated by the Chairman and voted upon by the entire Committee.

     Meetings are held as needed basis to form views on the manner in which the Advisers should vote proxies on behalf of their clients.

     In general, the Director of Proxy Voting Services, using the Proxy Guidelines, recommendations of Institutional Shareholder Corporate Governance Service ("ISS"), other third-party services and the analysts of Gabelli & Company, Inc., will determine how to vote on each issue. For non-controversial matters, the Director of Proxy Voting Services may vote the proxy if the vote is
(1) consistent with the recommendations of the issuer's Board of Directors and not contrary to the Proxy Guidelines; (2) consistent with the recommendations of the issuer's Board of Directors and is a non-controversial issue not covered by the Proxy Guidelines; or (3) the vote is contrary to the recommendations of the Board of Directors but is consistent with the Proxy Guidelines. In those instances, the Director of Proxy Voting Services or the Chairman of the Committee may sign and date the proxy statement indicating how each issue will be voted.

     All matters identified by the Chairman of the Committee, the Director of Proxy Voting Services or the Legal Department as controversial, taking into account the recommendations of ISS or other third party services and the analysts of Gabelli & Company, Inc., will be presented to the Proxy Voting
Committee. If the Chairman of the Committee, the Director of Proxy Voting Services or the Legal Department has identified the matter as one that (1) is controversial; (2) would benefit from deliberation by the Proxy Voting Committee; or (3) may give rise to a conflict of interest between the Advisers and their clients, the Chairman of the Committee will initially determine what vote to recommend that the Advisers should cast and the matter will go before the Committee.

     A.   CONFLICTS OF INTEREST.

                    The Advisers have implemented these proxy voting procedures in order to prevent conflicts of interest from influencing their proxy voting decisions. By following the Proxy Guidelines, as well as the recommendations of ISS, other third-party services and the analysts of Gabelli & Company, the Advisers are able to avoid, wherever possible, the influence of potential conflicts of interest. Nevertheless, circumstances may arise in which one or more of the Advisers are faced with a conflict of interest or the appearance of a conflict of interest in connection with its vote. In general, a conflict of interest may arise when an Adviser knowingly does business with an issuer, and may appear to have a material conflict between its own interests and the interests of the shareholders of an investment company managed by one of the Advisers regarding how the proxy is to be voted. A conflict also may exist when an Adviser has actual knowledge of a material business arrangement between an issuer and an affiliate of the Adviser.

          In practical terms, a conflict of interest may arise, for example, when a proxy is voted for a company that is a client of one of the Advisers, such as GAMCO Asset Management Inc. A conflict also may arise when a client of one of the Advisers has made a shareholder proposal in a proxy to be voted upon by one or more of the Advisers. The Director of Proxy Voting Services, together with the Legal Department, will scrutinize all proxies for these or other situations that may give rise to a conflict of interest with respect to the voting of proxies.

     A.   OPERATION OF PROXY VOTING COMMITTEE.

          For matters submitted to the Committee, each member of the Committee will receive, prior to the meeting, a copy of the proxy statement, any relevant third party research, a summary of any views provided by the Chief Investment Officer and any recommendations by Gabelli & Company, Inc. analysts. The Chief Investment Officer or the Gabelli & Company, Inc. analysts may be invited to present their viewpoints. IF THE DIRECTOR OF PROXY VOTING SERVICES or the Legal Department believe that the matter before the committee is one with respect to which a conflict of interest may exist between the Advisers and their clients, counsel will provide an opinion to the Committee concerning the conflict. If the matter is one in which the interests of the clients of one or more of Advisers may diverge, counsel will so advise and the Committee may make different recommendations as to different clients. For any matters where the recommendation may trigger appraisal rights, counsel will provide an opinion concerning the likely risks and merits of such an appraisal action.

     Each matter submitted to the Committee will be determined by the vote of a majority of the members present at the meeting. Should the vote concerning one or more recommendations be tied in a vote of the Committee, the Chairman of the Committee will cast the deciding vote. The Committee will notify the proxy department of its decisions and the proxies will be voted accordingly.

     Although the Proxy Guidelines express the normal preferences for the voting of any shares not covered by a contrary investment guideline provided by the client, the Committee is not bound by the preferences set forth in the Proxy Guidelines and will review each matter on its own merits. Written minutes of all Proxy Voting Committee meetings will be maintained. The Advisers subscribe to ISS, which supplies current information on companies, matters being voted on, regulations, trends in proxy voting and information on corporate governance issues.

     If the vote cast either by the analyst or as a result of the deliberations of the Proxy Voting Committee runs contrary to the recommendation of the Board of Directors of the issuer, the matter will be referred to legal counsel to determine whether an amendment to the most recently filed Schedule 13D is appropriate.

II.  SOCIAL ISSUES AND OTHER CLIENT GUIDELINES

     If a client has provided special instructions relating to the voting of proxies, they should be noted in the client's account file and forwarded to the proxy department. This is the responsibility of the investment professional or sales assistant for the client. In accordance with Department of Labor guidelines, the Advisers' policy is to vote on behalf of ERISA accounts in the best interest of the plan participants with regard to social issues that carry an economic impact. Where an account is not governed by ERISA, the Advisers will vote shares held on behalf of the client in a manner consistent with any individual investment/voting guidelines provided by the client. Otherwise the Advisers will abstain with respect to those shares.

III. CLIENT RETENTION OF VOTING RIGHTS

     If a client chooses to retain the right to vote proxies or if there is any change in voting authority, the following should be notified by the investment professional or sales assistant for the client.

         - Operations
         - Legal Department
         - Proxy Department
         - Investment professional assigned to the account

     In the event that the Board of Directors (or a Committee thereof) of one or more of the investment companies managed by one of the Advisers has retained direct voting control over any security, the Proxy Voting Department will provide each Board Member (or Committee member) with a copy of the proxy statement together with any other relevant information including recommendations of ISS or other third-party services.

IV.  VOTING RECORDS

     The Proxy Voting Department will retain a record of matters voted upon by the Advisers for their clients. The Advisers' staff may request proxy-voting records for use in presentations to current or prospective clients. Requests for proxy voting records should be made at least ten days prior to client meetings.

     If a client wishes to receive a proxy voting record on a quarterly, semi-annual or annual basis, please notify the Proxy Voting Department. The reports will be available for mailing approximately ten days after the quarter end of the period. First quarter reports may be delayed since the end of the quarter falls during the height of the proxy season.

     A letter is sent to the custodians for all clients for which the Advisers have voting responsibility instructing them to forward all proxy materials to:

                  [Adviser name]
                  Attn: Proxy Voting Department
                  One Corporate Center
                  Rye, New York 10580-1433

The sales assistant sends the letters to the custodians along with the trading/DTC instructions. Proxy voting records will be retained in compliance with Rule 204-2 under the Investment Advisers Act.

V.   VOTING PROCEDURES

1. Custodian banks, outside brokerage firms and Wexford Clearing Services Corporation are responsible for forwarding proxies directly to GAMCO.

Proxies are received in one of two forms:

o Shareholder Vote Authorization Forms (VAFs) - Issued by ADP. VAFs must be voted through the issuing institution causing a time lag. ADP is an outside service contracted by the various institutions to issue proxy materials.
o    Proxy cards which may be voted directly.

2. Upon receipt of the proxy, the number of shares each form represents is logged into the proxy system according to security.

 3. In the case of a discrepancy such as an incorrect number of shares, an improperly signed or dated card, wrong class of security, etc., the issuing custodian is notified by phone. A corrected proxy is requested. Any arrangements are made to insure that a proper proxy is received in time to be voted (overnight delivery, fax, etc.). When securities are out on loan on record date, the custodian is requested to supply written verification.

4. Upon receipt of instructions from the proxy committee (see Administrative), the votes are cast and recorded for each account on an individual basis.

Since January 1, 1992, records have been maintained on the Proxy Edge system. The system is backed up regularly. From 1990 through 1991, records were maintained on the PROXY VOTER system and in hardcopy format. Prior to 1990, records were maintained on diskette and in hardcopy format.

PROXY EDGE records include:
         Security Name and Cusip Number
         Date and Type of Meeting (Annual, Special, Contest)
         Client Name Adviser or Fund Account Number
         Directors'  Recommendation
         How GAMCO voted for the client on each issue
         The rationale for the vote when it appropriate

Records  prior to the  institution  of the PROXY EDGE system  include:
         Security name
         Type of Meeting (Annual, Special, Contest)
         Date of Meeting Name of Custodian
         Name of Client
         Custodian  Account  Number
         Adviser  or Fund Account Number
         Directors'  recommendation
         How the Adviser voted for the client on each issue
         Date the proxy statement was received and by whom Name of person posting the vote
         Date and method by which the vote was cast

o From these records individual client proxy voting records are compiled. It is our policy to provide institutional clients with a proxy voting record during client reviews. In addition, we will supply a proxy voting record at the request of the client on a quarterly, semi-annual or annual basis.

5. VAFs are kept alphabetically by security. Records for the current proxy season are located in the Proxy Voting Department office. In preparation for the upcoming season, files are transferred to an offsite storage facility during January/February.

6. Shareholder Vote Authorization Forms issued by ADP are always sent directly to a specific individual at ADP.

7. If a proxy card or VAF is received too late to be voted in the conventional matter, every attempt is made to vote on one of the following manners:

o VAFs can be faxed to ADP up until the time of the meeting. This is followed up by mailing the original form.

o When a solicitor has been retained, the solicitor is called. At the solicitor's direction, the proxy is faxed.

8. In the case of a proxy contest, records are maintained for each opposing entity.

9. Voting in Person

a) At times it may be necessary to vote the shares in person. In this case, a "legal proxy" is obtained in the following manner:

o    Banks and brokerage firms using the services at ADP:

     The back of the VAF is stamped indicating that we wish to vote in person. The forms are then sent overnight to ADP. ADP issues individual legal proxies and sends them back via overnight (or the Adviser can pay messenger charges). A lead-time of at least two weeks prior to the meeting is needed to do this. Alternatively, the procedures detailed below for banks not using ADP may be implemented.

o    Banks and brokerage firms issuing proxies directly:

     The bank is called and/or faxed and a legal proxy is requested.

All legal proxies should appoint:

"REPRESENTATIVE OF [ADVISER NAME] WITH FULL POWER OF SUBSTITUTION."

b) The legal proxies are given to the person attending the meeting along with the following supplemental material:

o    A  limited   Power  of  Attorney   appointing   the   attendee  an  Adviser
     representative.
o A list of all shares being voted by custodian only. Client names and account numbers are not included. This list must be presented, along with the proxies, to the Inspectors of Elections and/or tabulator at least one-half hour prior to the scheduled start of the meeting. The tabulator must "qualify" the votes (i.e. determine if the vote have previously been cast, if the votes have been rescinded, etc. vote have previously been cast, etc.).
o    A sample ERISA and Individual contract.
o    A sample of the annual authorization to vote proxies form.
o    A copy of our most recent Schedule 13D filing (if applicable).

                                   APPENDIX A

                                PROXY GUIDELINES









                          ===========================

                             PROXY VOTING GUIDELINES

                          ===========================

                            GENERAL POLICY STATEMENT

It is the policy of GAMCO INVESTORS, INC. to vote in the best economic interests of our clients. As we state in our Magna Carta of Shareholders Rights, established in May 1988, we are neither for nor against management. We are for shareholders.

At our first proxy committee meeting in 1989, it was decided that each proxy statement should be evaluated on its own merits within the framework first established by our Magna Carta of Shareholders Rights. The attached guidelines serve to enhance that broad framework.

We do not consider any issue routine. We take into consideration all of our research on the company, its directors, and their short and long-term goals for the company. In cases where issues that we generally do not approve of are combined with other issues, the negative aspects of the issues will be factored into the evaluation of the overall proposals but will not necessitate a vote in opposition to the overall proposals.

                               BOARD OF DIRECTORS

The advisers do not consider the election of the Board of Directors a routine issue. Each slate of directors is evaluated on a case-by-case basis.

Factors taken into consideration include:

o    Historical responsiveness to shareholders
     This may include such areas as:
         -Paying greenmail
         -Failure  to   adopt  shareholder resolutions  receiving  a majority of
          shareholder votes
o    Qualifications
o    Nominating committee in place
o    Number of outside directors on the board
o    Attendance at meetings
o    Overall performance

                              SELECTION OF AUDITORS

In general, we support the Board of Directors' recommendation for audit

                           BLANK CHECK PREFERRED STOCK

We oppose the issuance of blank check preferred stock.

Blank check preferred stock allows the company to issue stock and establish dividends, voting rights, etc. without further shareholder approval.

                                CLASSIFIED BOARD

A classified board is one where the directors are divided into classes with overlapping terms. A different class is elected at each annual meeting.

While a classified board promotes continuity of directors facilitating long range planning, we feel directors should be accountable to shareholders on an annual basis. We will look at this proposal on a case-by-case basis taking into consideration the board's historical responsiveness to the rights of shareholders.

Where a classified board is in place we will generally not support attempts to change to an annually elected board.

When an annually elected board is in place, we generally will not support attempts to classify the board.

                        INCREASE AUTHORIZED COMMON STOCK

The request to increase the amount of outstanding shares is considered on a case-by-case basis.

Factors taken into consideration include:

o    Future use of additional shares
         -Stock split
         -Stock option or other executive  compensation  plan
         -Finance growth of company/strengthen  balance sheet
         -Aid in restructuring
         -Improve credit rating
         -Implement a poison pill or other takeover defense
o Amount of stock currently authorized but not yet issued or reserved for stock option plans
o    Amount of additional stock to be authorized and its dilutive effect

We will support this proposal if a detailed and verifiable plan for the use of the additional shares is contained in the proxy statement.

                               CONFIDENTIAL BALLOT

We support the idea that a shareholder's identity and vote should be treated with confidentiality.

However, we look at this issue on a case-by-case basis.

In order to promote confidentiality in the voting process, we endorse the use of independent Inspectors of Election.

                                CUMULATIVE VOTING

In general, we support cumulative voting.

Cumulative voting is a process by which a shareholder may multiply the number of directors being elected by the number of shares held on record date and cast the total number for one candidate or allocate the voting among two or more candidates.

Where cumulative voting is in place, we will vote against any proposal to rescind this shareholder right.

Cumulative voting may result in a minority block of stock gaining representation on the board. When a proposal is made to institute cumulative voting, the proposal will be reviewed on a case-by-case basis. While we feel that each board member should represent all shareholders, cumulative voting provides minority shareholders an opportunity to have their views represented.

                     DIRECTOR LIABILITY AND INDEMNIFICATION

We support efforts to attract the best possible directors by limiting the liability and increasing the indemnification of directors, except in the case of insider dealing.

                            EQUAL ACCESS TO THE PROXY

The SEC's rules provide for shareholder resolutions. However, the resolutions are limited in scope and there is a 500 word limit on proponents' written arguments. Management has no such limitations. While we support equal access to the proxy, we would look at such variables as length of time required to respond, percentage of ownership, etc.

                              FAIR PRICE PROVISIONS

Charter provisions requiring a bidder to pay all shareholders a fair price are intended to prevent two-tier tender offers that may be abusive. Typically, these provisions do not apply to board-approved transactions.

We support fair price provisions because we feel all shareholders should be entitled to receive the same benefits.

Reviewed on a case-by-case basis.

                                GOLDEN PARACHUTES

Golden parachutes are severance payments to top executives who are terminated or demoted after a takeover.

We support any proposal that would assure management of its own welfare so that they may continue to make decisions in the best interest of the company and shareholders even if the decision results in them losing their job. We do not, however, support excessive golden parachutes. Therefore, each proposal will be decided on a case-by- case basis.

Note: Congress has imposed a tax on any parachute that is more than three times the executive's average annual compensation.

                            ANTI-GREENMAIL PROPOSALS

We do not support greenmail. An offer extended to one shareholder should be extended to all shareholders equally across the board.

               LIMIT SHAREHOLDERS' RIGHTS TO CALL SPECIAL MEETINGS

We support the right of shareholders to call a special meeting.

                CONSIDERATION OF NONFINANCIAL EFFECTS OF A MERGER

This proposal releases the directors from only looking at the financial effects of a merger and allows them the opportunity to consider the merger's effects on employees, the community, and consumers.

As a fiduciary, we are obligated to vote in the best economic interests of our clients. In general, this proposal does not allow us to do that. Therefore, we generally cannot support this proposal.

Reviewed on a case-by-case basis.

                   MERGERS, BUYOUTS, SPIN-OFFS, RESTRUCTURINGS

Each of the above is considered on a case-by-case basis. According to the Department of Labor, we are not required to vote for a proposal simply because the offering price is at a premium to the current market price. We may take into consideration the long term interests of the shareholders.

                                 MILITARY ISSUES

Shareholder proposals regarding military production must be evaluated on a purely economic set of criteria for our ERISA clients. As such, decisions will be made on a case-by-case basis.

In voting on this proposal for our non-ERISA clients, we will vote according to the client's direction when applicable. Where no direction has been given, we will vote in the best economic interests of our clients. It is not our duty to impose our social judgment on others.

                                NORTHERN IRELAND

Shareholder proposals requesting the signing of the MacBride principles for the purpose of countering the discrimination of Catholics in hiring practices must be evaluated on a purely economic set of criteria for our ERISA clients. As such, decisions will be made on a case-by-case basis.

In voting on this proposal for our non-ERISA clients, we will vote according to client direction when applicable. Where no direction has been given, we will vote in the best economic interests of our clients. It is not our duty to impose our social judgment on others.

                       OPT OUT OF STATE ANTI-TAKEOVER LAW

This shareholder proposal requests that a company opt out of the coverage of the state's takeover statutes. Example: Delaware law requires that a buyer must acquire at least 85% of the company's stock before the buyer can exercise control unless the board approves.

We consider this on a case-by-case basis. Our decision will be based on the following:

o    State of Incorporation
o    Management history of responsiveness to shareholders
o    Other mitigating factors

                                   POISON PILL

In general, we do not endorse poison pills.

In certain cases where management has a history of being responsive to the needs of shareholders and the stock is very liquid, we will reconsider this position.

                                 REINCORPORATION

Generally, we support reincorporation for well-defined business reasons. We oppose reincorporation if proposed solely for the purpose of reincorporating in a state with more stringent anti-takeover statutes that may negatively impact the value of the stock.

                               STOCK OPTION PLANS

Stock option plans are an excellent way to attract, hold and motivate directors and employees. However, each stock option plan must be evaluated on its own merits, taking into consideration the following:

o    Dilution of voting power or earnings per share by more than 10%
o    Kind of stock to be awarded, to whom, when and how much
o    Method of payment
o Amount of stock already authorized but not yet issued under existing stock option plans

                         SUPERMAJORITY VOTE REQUIREMENTS

Supermajority vote requirements in a company's charter or bylaws require a level of voting approval in excess of a simple majority of the outstanding shares. In general, we oppose supermajority-voting requirements. Supermajority requirements often exceed the average level of shareholder participation. We support proposals' approvals by a simple majority of the shares voting.

               LIMIT SHAREHOLDERS RIGHT TO ACT BY WRITTEN CONSENT

Written consent allows shareholders to initiate and carry on a shareholder action without having to wait until the next annual meeting or to call a special meeting. It permits action to be taken by the written consent of the same percentage of the shares that would be required to effect proposed action at a shareholder meeting.

Reviewed on a case-by-case basis.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

PORTFOLIO MANAGER
-----------------

Mr. Mario J. Gabelli, CFA, is primarily responsible for the day-to-day management of The Gabelli Utility Trust, (the Trust). Mr. Gabelli has served as Chairman, Chief Executive Officer, and Chief Investment Officer -Value Portfolios of GAMCO Investors, Inc. and its affiliates since their organization.

MANAGEMENT OF OTHER ACCOUNTS
----------------------------

The table below shows the number of other accounts managed by Mario J. Gabelli and the total assets in each of the following categories: registered investment companies, other paid investment vehicles and other accounts. For each category, the table also shows the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on account performance.

                                                                                       # of Accounts
                                                                                        Managed with     Total Assets with
                                                          Total                         Advisory Fee        Advisory Fee
     Name of Portfolio                                # of Accounts                      Based on            Based on
         Manager          Type of Accounts               Managed       Total Assets     Performance         Performance
         --------         ----------------               -------       ------------     -----------         -----------

1.  Mario J. Gabelli      Registered Investment             24           $12.8B*             5                 $4.6B
                          Companies:
                          Other Pooled Investment           20           $946.4M*            19               $704.6M
                          Vehicles:
                          Other Accounts:                 1,882           10.0B              5                 $1.3B

* Represents the portion of assets for which the portfolio manager has primary responsibility in the accounts indicated. The accounts indicated may contain additional assets under the primary responsibility of other portfolio managers.

POTENTIAL CONFLICTS OF INTEREST
-------------------------------


As reflected above, Mr. Gabelli manages accounts in addition to the Trust. Actual or apparent conflicts of interest may arise when a Portfolio Manager also has day-to-day management responsibilities with respect to one or more other accounts. These potential conflicts include:

ALLOCATION OF LIMITED TIME AND ATTENTION. As indicated above, Mr. Gabelli manages multiple accounts. As a result, he will not be able to devote all of his time to management of the Trust. Mr. Gabelli, therefore, may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he were to devote all of his attention to the management of only the Trust.

ALLOCATION OF LIMITED INVESTMENT OPPORTUNITIES. As indicated above, Mr. Gabelli manages managed accounts with investment strategies and/or policies that are similar to the Trust. In these cases, if the he identifies an investment opportunity that may be suitable for multiple accounts, a Fund may not be able to take full advantage of that opportunity because the opportunity may be allocated among all or many of these accounts or other accounts managed primarily by other Portfolio Managers of the Adviser, and their affiliates. In addition, in the event Mr. Gabelli determines to purchase a security for more than one account in an aggregate amount that may influence the market price of the security, accounts that purchased or sold the security first may receive a more favorable price than accounts that made subsequent transactions.

SELECTION OF BROKER/DEALERS. Because of Mr. Gabelli's position with the Distributor and his indirect majority ownership interest in the Distributor, he may have an incentive to use the Distributor to execute portfolio transactions for a Fund.

PURSUIT OF DIFFERING STRATEGIES. At times, Mr. Gabelli may determine that an investment opportunity may be appropriate for only some of the accounts for which he exercises investment responsibility, or may decide that certain of the funds or accounts should take differing positions with respect to a particular security. In these cases, he may execute differing or opposite transactions for one or more accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment of one or more other accounts.

VARIATION IN COMPENSATION. A conflict of interest may arise where the financial or other benefits available to Mr. Gabelli differ among the accounts that he manages. If the structure of the Adviser's management fee or the Portfolio Manager's compensation differs among accounts (such as where certain accounts pay higher management fees or performance-based management fees), the Portfolio Manager may be motivated to favor certain accounts over others. The Portfolio Manager also may be motivated to favor accounts in which he has an investment interest, or in which the Adviser, or their affiliates have investment interests. Similarly, the desire to maintain assets under management or to enhance a Portfolio Manager's performance record or to derive other rewards, financial or otherwise, could influence the Portfolio Manager in affording preferential treatment to those accounts that could most significantly benefit the Portfolio Manager. For example, as reflected above, if Mr. Gabelli manages accounts which have performance fee arrangements, certain portions of his compensation will depend on the achievement of performance milestones on those accounts. Mr. Gabelli could be incented to afford preferential treatment to those accounts and thereby by subject to a potential conflict of interest.

The Adviser, and the Funds have adopted compliance policies and procedures that are designed to address the various conflicts of interest that may arise for the Adviser and their staff members. However, there is no guarantee that such policies and procedures will be able to detect and prevent every situation in which an actual or potential conflict may arise.

COMPENSATION STRUCTURE FOR MARIO J. GABELLI
-------------------------------------------

Mr. Gabelli receives incentive-based variable compensation based on a percentage of net revenues received by the Adviser for managing the Trust. Net revenues are determined by deducting from gross investment management fees the firm's expenses (other than Mr. Gabelli's compensation) allocable to this Trust. Five closed-end registered investment companies (including this Trust) managed by Mr. Gabelli have arrangements whereby the Adviser will only receive its investment advisory fee attributable to the liquidation value of outstanding preferred stock (and Mr. Gabelli would only receive his percentage of such advisory fee) if certain performance levels are met. Additionally, he receives similar incentive based variable compensation for managing other accounts within the firm and its affiliates. This method of compensation is based on the premise that superior long-term performance in managing a portfolio should be rewarded with higher compensation as a result of growth of assets through appreciation and net investment activity. The level of compensation is not determined with specific reference to the performance of any account against any specific benchmark. One of the other registered investment companies managed by Mr. Gabelli has a performance (fulcrum) fee arrangement for which his compensation is adjusted up or down based on the performance of the investment company relative to an index. Mr. Gabelli manages other accounts with performance fees. Compensation for managing these accounts has two components. One component is based on a percentage of net revenues to the investment adviser for managing the account. The second component is based on absolute performance of the account, with respect to which a percentage of such performance fee is paid to Mr. Gabelli. As an executive officer of the Adviser's parent company, GBL, Mr. Gabelli also receives ten percent of the net operating profits of the parent company. He receives no base salary, no annual bonus, and no stock options.

OWNERSHIP OF SHARES IN THE FUND
-------------------------------

Mario Gabelli owned 590,738.82 shares of the Trust as of December 31, 2005.


ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

                                       REGISTRANT PURCHASES OF EQUITY SECURITIES
=============================================================================================================================
                                                               (C) TOTAL NUMBER OF         (D) MAXIMUM NUMBER (OR
                                                                 SHARES (OR UNITS)        APPROXIMATE DOLLAR VALUE) OF
             (A) TOTAL  NUMBER OF                               PURCHASED AS PART OF     SHARES (OR UNITS) THAT MAY YET
              SHARES  (OR UNITS)   (B) AVERAGE PRICE PAID     PUBLICLY ANNOUNCED PLANS    BE PURCHASED UNDER THE PLANS
   PERIOD         PURCHASED         PER SHARE (OR UNIT)           OR PROGRAMS                   OR PROGRAMS
=============================================================================================================================
=============================================================================================================================
Month #1     Common - N/A              Common - N/A               Common - N/A               Common - 29,169,262
07/01/05
through      Preferred Series A - N/A  Preferred Series A - N/A   Preferred Series A - N/A   Preferred Series A - 1,184,200
07/31/05
=============================================================================================================================
=============================================================================================================================
Month #2     Common - N/A              Common - N/A               Common - N/A               Common - 29,196,113
08/01/05
through      Preferred Series A - N/A  Preferred Series A - N/A   Preferred Series A - N/A   Preferred Series A - 1,184,200
08/31/05
=============================================================================================================================
=============================================================================================================================
Month #3     Common - N/A              Common - N/A               Common - N/A               Common - 29,223,444
09/01/05
through      Preferred Series A - N/A  Preferred Series A - N/A   Preferred Series A - N/A   Preferred Series A - 1,184,200
09/30/05
=============================================================================================================================
=============================================================================================================================
Month #4     Common - N/A              Common - N/A               Common - N/A               Common - 29,251,346
10/01/05
through      Preferred Series A - N/A  Preferred Series A - N/A   Preferred Series A - N/A   Preferred Series A - 1,184,200
10/31/05
=============================================================================================================================
=============================================================================================================================
Month #5     Common - N/A              Common - N/A               Common - N/A               Common - 29,279,783
11/01/05
through      Preferred Series A - N/A  Preferred Series A - N/A   Preferred Series A - N/A   Preferred Series A - 1,184,200
11/30/05
=============================================================================================================================
=============================================================================================================================
Month #6     Common - N/A              Common - N/A               Common - N/A               Common - 29,307,802
12/01/05
through      Preferred Series A - N/A  Preferred Series A - N/A   Preferred Series A - N/A   Preferred Series A - 1,184,200
12/31/05
=============================================================================================================================
=============================================================================================================================
Total        Common - N/A              Common - N/A               Common - N/A               N/A

             Preferred  Series A - N/A Preferred Series A - N/A   Preferred Series A - N/A
=============================================================================================================================

Footnote columns (c) and (d) of the table, by disclosing the following information in the aggregate for all plans or programs publicly announced:

a. The date each plan or program was announced - The notice of the potential repurchase of common and preferred shares occurs quarterly in the Fund's quarterly report in accordance with Section 23(c) of the Investment Company Act of 1940, as amended.

b. The dollar amount (or share or unit amount) approved - Any or all common shares outstanding may be repurchased when the Fund's common shares are trading at a discount of 10% or more from the net asset value of the shares.

     Any or all preferred shares outstanding may be repurchased when the Fund's preferred shares are trading at a discount to the liquidation value of $25.00.

c. The expiration date (if any) of each plan or program - The Fund's repurchase plans are ongoing.

d. Each plan or program that has expired during the period covered by the table - The Fund's repurchase plans are ongoing.

e. Each plan or program the registrant has determined to terminate prior to expiration, or under which the registrant does not intend to make further purchases. - The Fund's repurchase plans are ongoing.


ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's Board of Trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.


ITEM 11. CONTROLS AND PROCEDURES.

     (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the
          Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).


     (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.


ITEM 12. EXHIBITS.

     (a)(1) Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

     (a)(2)   Certifications  pursuant to Rule  30a-2(a)  under the 1940 Act and
              Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

     (a)(3)   Not applicable.

     (b)      Certifications  pursuant to Rule  30a-2(b)  under the 1940 Act and
              Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)              The Gabelli Utility Trust
            --------------------------------------------------------------------

By (Signature and Title)* /s/ Bruce N. Alpert
                         -------------------------------------------------------
                          Bruce N. Alpert, Principal Executive Officer


Date     March 10, 2006
    ----------------------------------------------------------------------------


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* /s/ Bruce N. Alpert
                         -------------------------------------------------------
                          Bruce N. Alpert, Principal Executive Officer & Principal Financial Officer


Date     March 10, 2006
    ----------------------------------------------------------------------------



* Print the name and title of each signing officer under his or her signature.